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SEMIANNUAL REPORT  JANUARY 31, 2001

Target Funds

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)

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Build on the Rock

THE TARGET Funds:
RESEARCH DRIVEN--RESULTS ORIENTED
The Target Funds are managed by an elite group of independent money-management firms, selected by
Prudential through a rigorous selection process based on the managers' long-term risk-adjusted performance, well-defined and disciplined investment process, consistency of investment style, reputation, management stability, and compliance procedures.
Prudential continues to monitor the performance, investment style consistency, and asset class purity of Target Fund managers.

For each Target domestic equity fund, two leading investment firms with different investment philosophies each manage approximately 50% of the Fund's assets.


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<LOGO>                 March 15, 2001

DEAR SHAREHOLDER,
Over the six-month period ended January 31, 2001, the Standard & Poor's 500 Composite Stock Price
Index (S&P 500 Index) fell 3.98%, while the Lehman
Aggregate Bond Index rose 8.12%. During this time, the financial markets experienced periods of sharp volatility. This was largely due to the correction in the technology sector that began last March.
Many investors abandoned technology stocks and rotated their assets to "safer havens" such as high-quality bonds and more defensive stocks that tend to perform well during periods of market unrest.

Overseas, the equity markets were not immune to the market's gyrations. By the end of the period, most developed markets in Europe, Japan, and Asia, as well as many emerging equity markets, posted negative returns.

This market environment has shown the importance of maintaining a diversified portfolio, taking a long-term view of the investment markets, and working closely with your financial professional. The
Target Funds can be a valuable resource in this environment. Each Target Fund is managed with a commitment to adhere to a specific investment style, not in response to short-term market events.
In addition, with funds available in a wide variety of investment sectors, you have the opportunity to effectively maintain a diversified portfolio.

We appreciate your investment in the Target Funds, and we look forward to serving your investment needs in the years to come.

Sincerely,

David R. Odenath, Jr., President
Target Funds
                                      1

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Target Funds  Large Capitalization Growth Fund

    Semiannual Report  January 31, 2001

INVESTMENT GOALS AND STYLE
The Large Capitalization Growth Fund, managed by
Columbus Circle Investors and Oak Associates, Ltd., has long-term capital appreciation as its investment objective. It purchases stocks of large companies that the managers believe will have faster earnings growth than that of the S&P 500
Index.

Portfolio Composition
Sectors expressed as a percentage
of net assets as of 1/31/01

50.7%  Technology
14.7   Business Services
10.2   Financial Services
 6.3   Miscellaneous
 5.9   Energy
 4.4   Consumer Services
 4.4   Consumer Products
 3.4   Other Net Assets

Five Largest Holdings--
Columbus Circle Investors
Expressed as a percentage of the Fund's
net assets as of 1/31/01

2.0%  Citigroup, Inc.
      Financial Services
1.8   Check Point Software Tech., Ltd.
      Computer Software & Services
1.8   Fannie Mae
      Financial Services
1.7   Waters Corp.
      Scientific Instruments
1.6   HCA-The Healthcare Company
      Drugs & Healthcare

Five Largest Holdings--
Oak Associates, Ltd.
Expressed as a percentage of the Fund's
net assets as of 1/31/01

6.1%  Cisco Systems, Inc.
      Electronics
4.3   Linear Technology Corp.
      Semiconductors & Equipment
4.2   CIENA Corp.
      Electronics
4.0   EMC Corp.
      Computer Software & Services
3.9   Maxim Integrated Products, Inc.
      Semiconductors & Equipment

Holdings are subject to change.

2

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            www.prudential.com  (800) 225-1852

Performance at a Glance

Cumulative Total Returns1  As of 1/31/01
                                       Six       One        Since
                                      Months     Year     Inception2
Class A                               -11.52%    0.60%       8.27%
Class B                               -11.82    -0.26        7.15
Class C                               -11.82    -0.26        7.15
Lipper Large-Cap Growth Fund Avg.3    -14.78    -10.53       2.89

Average Annual Total Returns1  As of 12/31/00

                                                  One       Since
                                                  Year    Inception2
Class A                                          -7.70%     6.22%
Class B                                          -8.53      6.77
Class C                                          -5.50      8.37

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management
LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.

2 Inception date: Class A, B, and C, 11/3/99.

3 Lipper average returns are for all funds in each share class for the six-month, one-year, and since inception periods in the Large-Cap Growth Fund category. The Lipper average is unmanaged. The
Lipper Large-Cap Growth Fund Average includes funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median of the S&P(R) Mid-Cap 400
Index, invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index, and have an above-average price/earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified large-cap funds universe average.

S&P(R) is a registered trademark of The McGraw-Hill
Companies, Inc.
                                              3

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Target Funds  Large Capitalization Growth Fund

    Investment Advisers' Five Largest Holdings

Columbus Circle Investors  As of 1/31/01*
-----------------------------------------------------------
2.0%  Citigroup, Inc./Financial Services
      With the merger of Citicorp and Travelers
      Group, Citigroup is the world's largest financial services organization. The firm's stock price has held up well due to a falling interest-rate environment and strong underlying fundamentals.

1.8% Check Point Software Tech., Ltd./Computer Software & Services A designer, manufacturer, and distributor of integrated electronic security systems utilizing proprietary radio frequency technologies. Check
      Point's systems are designed primarily to help prevent losses caused by theft of merchandise.

1.8%  Fannie Mae/Financial Services
      A leading provider of financial products and services that make it possible for low-, moderate-, and middle-income families to buy their own homes.

1.7%  Waters Corp./Scientific Instruments
      An analytical instruments manufacturer, Waters is the world's largest manufacturer and distributor of high-performance chromatography instruments, chromatography columns and other consumables, and related services.

1.6%  HCA-The Healthcare Company/Drugs & Healthcare
      HCA provides a comprehensive array of quality healthcare services in the most cost-effective manner possible. Its acute care hospitals usually provide a full range of services commonly available in hospitals.

* Expressed as a percentage of the Fund's net assets.
Holdings are subject to change.

4

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                 www.prudential.com  (800) 225-1852

       Semiannual Report  January 31, 2001

Oak Associates, Ltd.  As of 1/31/01*
-----------------------------------------------------------
6.1%  Cisco Systems, Inc./Electronics
      A provider of networking solutions that connect computing devices and computer networks, allowing people to access or transfer information without regard to differences in time, place, or type of computer system.

4.3%  Linear Technology Corp./Semiconductors & Equipment
      Makers of linear integrated circuits.
      Applications for the company's products include telecommunications, notebook and desktop computers, video/multimedia, computer peripherals, cellular phones, network products, satellites, and military and space systems.

4.2%  CIENA Corp./Electronics
      Develops the systems that increase the carrying capacity and speed of fiberoptic telecommunications networks.

4.0%  EMC Corp./Computer Software & Services
      Designs, manufactures, markets, and supports a range of hardware and software products, and provides services for the storage, management, protection, and sharing of electronic information.

3.9%  Maxim Integrated Products, Inc./Semiconductors & Equipment
      Makers of linear and mixed-signal integrated circuits, including data converters, interface circuits, microprocessor supervisors, amplifiers, sensors, and wireless and fiberoptic products.

* Expressed as a percentage of the Fund's net assets.
Holdings are subject to change.
                                           5

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Target Funds  Large Capitalization Growth Fund

     Semiannual Report  January 31, 2001

GROWTH STOCKS FALTER
After an extended period of generating strong results, growth-oriented equities lagged their value stock counterparts during the six-month reporting period. This was true of both large- and small-cap growth stocks.

The performance of technology stocks was the major factor behind growth's relative underperformance.
Technology issues account for over half of the market weight of the Russell 1000 Growth Index versus only around 10% of the Russell 1000 Value
Index. Technology stocks fell sharply during much of the period due to a variety of factors, including valuation concerns, uncertain business prospects for certain high-tech firms (most notably in the Internet industry), and the potential for lower corporate earnings in the face of a rapidly slowing economy.

The Large Capitalization Growth Fund generated a -
11.52% return for Class A shares during the reporting period. While the Fund underperformed the -3.98% return of the S&P 500 Index, it outpaced the 14.78% decline of its benchmark Lipper Large-Cap
Growth Fund Average. Including Class A share initial sales charges, the Fund returned -4.43%.

Columbus Circle Investors (CCI) outperformed the benchmark during the reporting period largely due to an underweight position in technology stocks.
CCI saw signs of fundamental disappointment in this sector earlier in the year. As a result, it positioned the portfolio to avoid the major pitfalls in technology by focusing on the highest-quality companies in the group, and by maintaining a diversified portfolio of well-positioned companies. The manager's exposure to healthcare stocks was also beneficial. However, CCI was not able to totally avoid the fallout in the technology sector. Its holding in Cisco Systems (see Comments on Five Largest Holdings) was an example of a stock that did not meet expectations.

6


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       www.prudential.com  (800) 225-1852

Oak Associates, Ltd. underperformed the benchmark
during the period, in part due to the disappointing
performance of Oak Associates' positions in
financial and pharmaceutical stocks. However, the
manager's underperformance was primarily due to an
exposure to technology stocks. Despite the recent
technology correction, Oak Associates believes that
this sector will continue to play a vital role in
the economy and the financial markets. Oak
Associates also believes that although certain
companies have had earnings disappointments, the
majority of the technology companies--particularly
those in the infrastructure industry--continue to do
well and possess strong long-term prospects. In
summary, the manager believes that the stock market
is irrational in the short run, but rational in the
long run. At this time, Oak Associates believes that the
market is currently experiencing one of its
irrational phases.
                                             7

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Target Funds  Large Capitalization Value Fund

      Semiannual Report  January 31, 2001

INVESTMENT GOALS AND STYLE
The Large Capitalization Value Fund, managed by
J.P. Morgan Investment Management, Inc. and Mercury
Advisors, has total return as its investment objective. Total return consists of capital appreciation and dividend income. The Fund seeks investments that will increase in value and also pay the Fund dividends. It invests in large company stocks that its managers believe are undervalued, given the companies' sales, earnings, book value, cash flow, and recent performance. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition
Sectors expressed as a percentage
of net assets as of 1/31/01

29.3%  Financial Services
16.6   Technology
15.9   Consumer Cyclicals
13.4   Basic Industries
11.5   Other
 7.9   Utilities
 6.8   Consumer Staples
 0.7   Energy
-2.1   Cash & Equivalents

Five Largest Holdings--
J.P. Morgan Investment Mgmt, Inc.
Expressed as a percentage of the Fund's
net assets as of 1/31/01

2.5%  Citigroup, Inc.
      Financial Services
2.4   Exxon Mobil Corp.
      International Oil
1.3   SBC Communications, Inc.
      Telecommunications
1.2   Philip Morris Companies, Inc.
      Tobacco
1.1   American International Group, Inc.
      Insurance

Five Largest Holdings--
Mercury Advisors
Expressed as a percentage of the Fund's
net assets as of 1/31/01

2.2%  Philip Morris Companies, Inc.
      Tobacco
1.6   May Department Stores Co.
      Retailing
1.5   Verizon Communications
      Telecommunications
1.5   Dow Chemical Co.
      Chemicals
1.4   Allstate Corp.
      Insurance

Holdings are subject to change.

8

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         www.prudential.com (800) 225-1852

Performance at a Glance

Cumulative Total Returns1  As of 1/31/01

                                      Six     One        Since
                                     Months   Year     Inception2
Class A                              15.70%  15.95%       8.27%
Class B                              15.25   15.13        7.15
Class C                              15.25   15.13        7.15
Lipper Large-Cap Value Fund Avg.3     5.55    7.54        7.35

Average Annual Total Returns1  As of 12/31/00
                                              One        Since
                                              Year     Inception2
Class A                                       2.55%       1.13%
Class B                                       2.04        1.41
Class C                                       4.97        3.08

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management
LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.

2 Inception date: Class A, B, and C, 11/3/99.

3 Lipper average returns are for all funds in each share class for the six-month, one-year, and since inception periods in the Large-Cap Value Fund category. The Lipper average is unmanaged. The
Lipper Large-Cap Value Fund Average includes funds that invest in a variety of market capitalization ranges, generally have between 25% and 75% of their equity assets in companies with market capitalizations above 300% of the dollar-weighted median of the S&P(R) Mid-Cap 400 Index, invest in companies considered undervalued, and have below-average price/earnings ratio, price-to-book ratio, and three-year earnings growth figure.

S&P(R) is a registered trademark of The McGraw-Hill
Companies, Inc.
                                      9

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Target Funds  Large Capitalization Value Fund

     Investment Advisers' Five Largest Holdings

J.P. Morgan Investment Mgmt, Inc.  As of 1/31/01*
-----------------------------------------------------------
2.5%  Citigroup, Inc./Financial Services
      With the merger of Citicorp and Travelers
      Group, Citigroup is the world's largest
      financial services organization. The firm's stock price has held up well due to a falling interest-rate environment and strong underlying fundamentals.

2.4%  Exxon Mobil Corp./International Oil
      The combination of Exxon
      and Mobil has created the fourth largest oil company in the world. The firm is well-established from reserves to distribution and has benefited from the recent supply/demand environment.

1.3%  SBC Communications, Inc./Telecommunications
      Provides comprehensive
      telecommunications products and services through a global network of leading brands and operations in the United States and other countries around the world.

1.2%  Philip Morris Companies, Inc./Tobacco
      A holding company whose
      principal wholly owned subsidiaries are engaged in the manufacture and sale of various consumer products, including tobacco products, consumer packaged goods, and beer. Due to litigation concerns, it sells for only nine times earnings.

1.1%  American International Group, Inc./Insurance
      A holding company that,
      through its subsidiaries, is engaged in a broad range of insurance-related and financial services activities in the United States and abroad.
      American International Group's primary activities include both general and life insurance operations.

* Expressed as a percentage of the Fund's net assets.
Holdings are subject to change.

10

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       www.prudential.com  (800) 225-1852

Semiannual Report  January 31, 2001

Mercury Advisors  As of 1/31/01*
-----------------------------------------------------------
2.2%  Philip Morris Companies, Inc./Tobacco
      A Holding company whose
      principal wholly owned subsidiaries are engaged in the manufacture and sale of various consumer products, including tobacco products, consumer packaged goods, and beer. Due to litigation concerns, it sells for only nine times earnings.

1.6%  May Department Stores Co./Retailing
      May Department Stores
      Company operates department stores that retail a variety of goods in the United States.

1.5%  Verizon Communications/Telecommunications
      An international
      telecommunications company with four major operations--domestic telecom, global wireless, directory, and other businesses. Services include local telephone service, wireless service, and domestic and international publishing businesses.

1.5%  Dow Chemical Co./Chemicals
      Dow Chemical provides
      chemical, plastic, and agricultural products and services to various essential consumer markets. The company serves customers in countries around the world in food, transportation, health, medicine, personal care, and construction markets.

1.4%  Allstate Corp./Insurance
      Allstate Corporation
      provides property-liability and other types of insurance in the United States and Canada. The company sells automobile and homeowners insurance through independent brokers, and life insurance and annuity and group pension products through agents.

* Expressed as a percentage of the Fund's net assets.
Holdings are subject to change.
                                              11

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Target Funds  Large Capitalization Value Fund

      Semiannual Report  January 31, 2001

LARGE-CAP VALUE STOCKS OITPERFORM
Despite a substantial increase in market volatility, large-cap value stocks generated very strong results during the six-month reporting period. This was especially true when comparing the results of large-cap value stocks to their growth counterparts. During the six-month period, large-cap value issues (represented by the Russell 1000
Value Index) rose 10.79%, while large-cap growth stocks (represented by the Russell 1000 Growth
Index) fell 16.97%.

These results were in sharp contrast to the prior few years when growth outperformed value. The major factor behind this turnaround was the performance of technology stocks. After years of driving the returns of the growth index, these stocks fell sharply throughout much of the reporting period. As investor enthusiasm for technology waned, many sought refuge in value stocks. This helped many value-oriented sectors, which had performed poorly in recent years, to outperform. Examples included the real estate, financial, healthcare, and utility sectors.

The Large Capitalization Value Fund generated a
15.70% return for Class A shares during the reporting period, significantly outperforming the -
3.98% return of the S&P 500 Index and the 5.55% return of the Fund's Lipper Average. Including
Class A share initial sales charges, the Fund returned 9.92%.

Mercury Advisors (previously called Hotchkis &
Wiley) posted outstanding results during the period, outperforming both the broad market and the value-style indexes. Contributors to these results were strategic overweightings in several areas that generated strong returns, including basic materials
(chemicals and paper) and financial services
(insurance and savings banks), and a substantial underweighting in the technology sector. One detractor from results was an above-market weighting in the auto and auto parts industries.

12

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        www.prudential.com  (800) 225-1852

J.P. Morgan Investment Management's portion of the
portfolio outperformed the benchmark due largely to
astute stock selection. Positive
contributions were found in a wide variety of
industries, including the finance, consumer
staples, and insurance sectors. The manager's
strategy of overweighting positions in Philip
Morris, Comcast, and Summit Bancorp was
particularly beneficial as these stocks rose
relative to their sectors. Overweights in Ambac
Financial Group and Gannett also enhanced
performance. Conversely, exposure to the hardware,
capital markets, and consumer cyclical sectors
detracted from results, with holdings in Ford
Motor Company, Best Buy, and PG&E all falling.
An underweight position in IBM also hurt relative
returns.
                               13

Target Funds  Small Capitalization Growth Fund

    Semiannual Report  January 31, 2001

INVESTMENT GOALS AND STYLE
The Small Capitalization Growth Fund, managed by
Sawgrass Asset Management and Chase Fleming Asset
Management USA, has maximum capital appreciation as its investment objective. To achieve that objective, the Fund invests in the stocks of small companies that the managers expect will increase their earnings faster than the growth rate of the U.S. economy. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition
Sectors expressed as a percentage
of net assets as of 1/31/01

21.0%  Consumer Staples
18.1   Technology
12.9   Consumer Cyclicals
12.8   Financial Services
12.6   Consumer Services
 8.8   Basic Industries
 8.2   Energy
 2.0   Utilities
 0.7   Miscellaneous
 2.9   Cash & Equivalents

Five Largest Holdings--
Sawgrass Asset Management
Expressed as a percentage of the Fund's
net assets as of 1/31/01

2.1%  Shaw Group, Inc.
      Industrial Machinery
2.0   Mentor Graphics Corp.
      Software
1.9   AmeriCredit Corp.
      Financial Services
1.6   Centex Corp.
      Building & Construction
1.5   Silicon Valley Group, Inc.
      Electrical Equipment

Five Largest Holdings--
Chase Fleming Asset Mgmt. USA
Expressed as a percentage of the Fund's
net assets as of 1/31/01

1.6%  Advent Software, Inc.
      Software
1.3   AmeriCredit Corp.
      Financial Services
1.2   Wind River Systems, Inc.
      Software
1.1   ChoicePoint, Inc.
      Business Services
1.1   Pegasus Solutions, Inc.
      Business Services

Holdings are subject to change.

14

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       www.prudential.com  (800) 225-1852

Performance at a Glance

Cumulative Total Returns1  As of 1/31/01

                                           Six     One    Since
                                          Months  Year  Inception2
Class A                                   -7.19%  4.30%     17.13%
Class B                                   -7.55   3.42      15.93
Class C                                   -7.55   3.42      15.93
Lipper Small-Cap Growth Fund Avg.3        -7.71  -1.68      27.91

Average Annual Total Returns1  As of 12/31/00
                                                   One     Since
                                                   Year  Inception2
Class A                                           -4.00%   10.61%
Class B                                           -4.88    11.22
Class C                                           -1.88    12.77

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management
LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.

2 Inception date: Class A, B, and C, 11/3/99.

3 Lipper average returns are for all funds in each share class for the six-month, one-year, and since inception periods in the Small-Cap Growth Fund category. The Lipper average is unmanaged. The
Lipper Small-Cap Growth Fund Average includes funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median market capitalization of the S&P(R)
SmallCap 600 Index, invest in companies with long-term earnings expected to grow significantly faster than stocks represented in a major unmanaged stock index, and have an above-average price/earnings ratio, price-to-book ratio, and three-year earnings growth figure.

S&P(R) is a registered trademark of The McGraw-Hill
Companies, Inc.
                                15


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Target Funds  Small Capitalization Growth Fund

      Investment Advisers' Five Largest Holdings

Sawgrass Asset Management  As of 1/31/01*
-----------------------------------------------------------
2.1%  Shaw Group, Inc./Industrial Machinery
      A vertically integrated
      global provider of complete piping systems and comprehensive engineering, procurement, and construction services to the power generation industry.
2.0%  Mentor Graphics Corp./Software
      Manufactures, markets,
      and supports software and hardware electronic design automation products. Mentor Graphics also provides related services that enable engineers to design, analyze, and test the components of electronic systems.
1.9%  AmeriCredit Corp./Financial Services
      A national consumer
      finance company specializing in purchasing and servicing automobile sales finance contracts. The firm also serves as a source for franchised and independent dealers to finance their customers' purchases of primarily used automobiles.
1.6%  Centex Corp./Building & Construction
      Centex has diversified
      operations in five principal business segments through its subsidiaries: home building, investment real estate, financial services, construction products, and contracting and construction services.
1.5%  Silicon Valley Group, Inc./Electrical Equipment
      A firm that designs,
      manufactures, markets, and services semiconductor processing equipment. Dutch lithography systems maker ASM Lithography Holding is in the process of attempting to acquire Silicon Valley Group.

Chase Fleming Asset Management USA  As of 1/31/01*
-----------------------------------------------------------
1.6%   Advent Software, Inc./Software
       Advent is a leading
       financial analytics software company with a comprehensive suite of products for investment management firms of all sizes. The firm combines an attractive mix of license software sales and a growing menu of recurring revenue streams.
1.3%  AmeriCredit Corp./Financial Services
      AmeriCredit makes
      automobile loans to subprime borrowers, and possesses the leading market share in this large business. The firm's approach is very disciplined and high-tech, and its first-rate management team has guided it to an impressive track record.
1.2%  Wind River Systems, Inc./Software
      Wind River is the leading
      developer of operating system software for embedded computer systems. The company has exhibited high, sustainable growth rates.
1.1%  ChoicePoint, Inc./Business Services
      ChoicePoint is a top
      provider of risk management and fraud prevention information, and related technology solutions. Its clients are mainly in the insurance industry, but it has also branched out to other businesses as well.
1.1%  Pegasus Solutions, Inc./Business Services
      Pegasus Solutions
      provides transaction processing services to the hotel industry worldwide through three core businesses: electronic distribution, commission processing, and business intelligence.

* Expressed as a percentage of the Fund's net assets.
Holdings are subject to change.

16


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              www.prudential.com (800) 225-1852

  Semiannual Report  January 31, 2001

SMALL-CAP GROWTH FALTERS
After several years of lagging the overall market, small-cap stocks outperformed their large-cap counterparts during the reporting period. The
Russell 2000 Index of small-cap stocks rose 2.31%, while the S&P 500 Index declined 3.98%. However, the overall positive results of the small-cap index mask the disparity between the performance of growth and value stocks. Small-cap growth stocks actually generated a negative return during the period, while small-cap value stocks rose sharply.
This was largely due to the poor performance of technology stocks, many of which are considered growth--rather than value-oriented.

The Small Capitalization Growth Fund produced a -
7.19% return for Class A shares during the period.
This compared to the 2.31% return of the Russell
2000 Index and the -7.71% return of the Fund's
Lipper Average. Including Class A share initial sales charges, the Fund returned -11.83%.

Chase Fleming Asset Management USA underperformed its benchmark and peer group during the reporting period. This was largely due to its exposure to the technology sector. The combination of concerns about a slowdown in demand, a supply glut in some categories, and overvaluations earlier in the period took its toll on the price of technology stocks. However, strong returns from Chase
Fleming's holdings in the energy and financial sectors helped to partially mitigate the losses in the technology sector.

Sawgrass Asset Management's strategy of
underweighting the technology sector helped its
absolute and relative performance during the
period. Its exposure to the capital goods sector
was also a positive, as was an overweighting of
energy stocks. Sawgrass' selective investment in
healthcare stocks was beneficial as well. Typically
when technology issues struggle, healthcare proves
to be a sound area of the market to look for
growth. Looking ahead, the manager is positive
about the prospects for smaller-cap issues, as they
tend to outperform larger issues during periods
when the Federal Reserve Board is lowering interest
rates. In addition, Sawgrass believes that
liquidity in the small-cap segment is a positive,
as the new issuance market has dried up
significantly.
                                17

Target Funds  Small Capitalization Value Fund

  Semiannual Report  January 31, 2001

INVESTMENT GOALS AND STYLE
The Small Capitalization Value Fund, managed by
Lazard Asset Management and Credit Suisse Asset
Management, LLC (CSAM), has above-average capital appreciation as its investment objective. To achieve this, the Fund invests in stocks of small companies that its managers believe are undervalued, given the companies' sales, earnings, book values, cash flows, and recent performances.
There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition
Sectors expressed as a percentage
of net assets as of 1/31/01

17.9%  Miscellaneous
16.8   Consumer Staples
16.4   Technology
15.5   Consumer Cyclicals
10.5   Business Services
 9.5   Financial Services
 2.7   Utilities
 2.5   Energy
 8.2   Cash & Equivalents

Five Largest Holdings--
Lazard Asset Management
Expressed as a percentage of the Fund's
net assets as of 1/31/01

0.9%  Acxiom Corp.
      Business Services
0.8   ACNielsen Corp.
      Business Services
0.8   Black Box Corp.
      Networking
0.7   PepsiAmericas, Inc.
      Food & Beverages
0.7   Venator Group, Inc.
      Retail-Apparel

Five Largest Holdings--
Credit Suisse Asset Mgmt, LLC
Expressed as a percentage of the Fund's
net assets as of 1/31/01

1.2%  Banta Corp.
      Printing & Publishing
1.2   Invacare Corp.
      Drugs & Healthcare
1.2   Ametek, Inc.
      Electronics
1.1   Teleflex, Inc.
      Diversified Industrials
1.0   Equitable Resources, Inc.
      Utilities

Holdings are subject to change.

          www.prudential.com  (800) 225-1852

Performance at a Glance

Cumulative Total Returns1  As of 1/31/01

                                    Six           One            Since
                                  Months          Year         Inception2
Class A                       15.25% (14.79)  29.91% (29.38)  27.70% (27.18)
Class B                       14.90  (14.43)  28.95  (28.43)  26.50  (25.99)
Class C                       14.90  (14.43)  28.95  (28.43)  26.50  (25.99)
Lipper Small-Cap Value Avg.3       15.29          27.60           33.52

Average Annual Total Returns1  As of 12/31/00

                                  One                   Since
                                 Year                 Inception2
Class A                     16.21% (15.82)          15.97% (15.64)
Class B                     16.49  (16.08)          16.94  (16.59)
Class C                     19.27  (18.87)          18.42  (18.07)

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management
LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Without waiver of management fees and/or expense subsidization, the Fund's cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2 Inception date: Class A, B, and C, 11/3/99.

3 Lipper average returns are for all funds in each share class for the six-month, one-year, and since inception periods in the Small-Cap Value Fund category. The Lipper average is unmanaged. The
Lipper Small-Cap Value Fund Average includes funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the S&P(R) SmallCap 600 Index, invest in companies that are considered undervalued relative to a major unmanaged stock index, and have a below-average price/earnings ratio, price-to-book ratio, and three-year earnings growth figure.

S&P(R) is a registered trademark of The McGraw-Hill
Companies, Inc.
                                    19

Target Funds  Small Capitalization Value Fund
       Investment Advisers' Five Largest Holdings

Lazard Asset Management  As of 1/31/01*
-----------------------------------------------------------
0.9%  Acxiom Corp./Business Services
      Acxiom provides companies with information management solutions. Its products and services are designed to enable clients to use information to improve decision making and manage customer relationships. Acxiom's data network is a web-based technology that provides cost-effective, real-time desktop access to information.
0.8%  ACNielsen Corp./Business Services
      ACNielsen is the leading player in collecting retail data in the United States as a result of having installed measuring devices in scanners at thousands of grocery and other retail outlets. The firm also measures the performance of advertising campaigns and special sales offers. Its largest clients include Procter & Gamble and Gillette Co.
0.8%  Black Box Corp./Networking
      A leading worldwide direct marketer and
      technical service provider of computer communi-cations and networking equipment and services. The company differentiates itself from the competition with its private-label brand and strong technical support.
0.7%  PepsiAmericas Inc./Food & Beverages
      PepsiAmericas, formerly Whitman Corp., is the second largest PepsiCo bottler in the world. The company has evolved into a pure beverage bottler after divesting its noncore assets. It has successfully expanded its international market reach.
0.7%  Venator Group Inc./Retail-Apparel
      Venator Group is a specialty retailer,
      principally of athletic footwear and apparel. Its stores include Foot Locker and The Champs. Venator has moved to streamline its operations by closing stores and selling off underperforming divisions.

Credit Suisse Asset Management, LLC  As of 1/31/01*
-----------------------------------------------------------
1.2%  Banta Corp./Printing & Publishing
      Banta is a Wisconsin-based niche printing company branching out into value-added technology fulfillment services. The manager believes it is an extremely undervalued stock.
1.2%  Invacare Corp./Drugs & Healthcare
      Invacare is a healthcare products manufacturer with a dominant market share in wheelchairs and other rehab specialties. An improving Medicare reimbursement environment has helped the company's fundamentals.
1.2%  Ametek, Inc./Electronics
      Ametek is a niche capital goods manufacturer that focuses on producing instrumentation and air-moving motors. The firm boasts a superior management team.
1.1%  Teleflex, Inc./Diversified Industries
      This industrial conglomerate just completed its seventh consecutive year of at least 15% earnings growth, and its 25th consecutive year of reported earnings growth. End user diversification and free cash generation have been cornerstones of its growth record.
1.0%  Equitable Resources, Inc./Utilities
      Equitable is a broadly diversified energy company with regulated gas utility operations and exploration and production assets.

* Expressed as a percentage of the Fund's net assets.
Holdings are subject to change.

           www.prudential.com  (800) 225-1852

Semiannual Report  January 31, 2001

SMALL-CAP VALUE SHINES
After several years of lagging the overall market, small-cap stocks outperformed their large-cap counterparts during the reporting period. The
Russell 2000 Index of small-cap stocks rose 2.31%, while the S&P 500 Index declined 3.98%. However, the overall positive results of the small-cap index mask the disparity between the performance of growth and value stocks. Small-cap growth stocks actually generated a negative return during the period, while small-cap value stocks rose sharply.
This was largely due to the poor performance of technology stocks, many of which are considered growth- rather than value-oriented.

The Small Capitalization Value Fund generated a
15.25% return for Class A shares during the reporting period. This compared to the 2.31% return of the Russell 2000 Index and the 15.29% return of the Fund's Lipper Average. Including Class A share initial sales charges, the Fund returned 10.25%.

Credit Suisse Asset Management, LLC (CSAM) generated outstanding results during the reporting period, significantly outperforming its benchmark index. Some of its largest gains were posted by previously labeled growth stocks that rebounded mightily as their perceived problems proved to be only temporary. Within specific sectors, CSAM's financial services and energy holdings tended to be strong performers. On the downside, the manager's problem stocks tended to have company-specific issues. Within that framework, some of its capital goods-related companies proved to be disappointing.

Lazard Asset Management outperformed its benchmark as technology fell out of favor, and value stocks, such as Fund holdings Everest Reinsurance Group,
Ltd. and RenaissanceRe Holdings, Ltd., surged higher. In addition to astute sector rotation, Lazard's healthcare stocks also benefited from a more positive Medicare funding environment. Its energy stocks rebounded as well, and Lazard's focus on natural gas producers paid off handsomely as gas prices rose sharply due to improving supply/demand fundamentals. Additionally, the manager took advantage of the market's January ascent by taking profits from a number of winning stocks, such as the technology service provider Black Box Corp.

Target Funds  International Equity Fund

       Semiannual Report  January 31, 2001

INVESTMENT GOALS AND STYLE
The International Equity Fund is managed by Lazard
Asset Management and has capital appreciation as its investment objective. It purchases stocks of foreign companies to achieve this objective. These companies may be based in either developing or developed countries. The Fund may also invest in American Depositary Receipts, American Depositary
Shares, Global Depositary Receipts, and European
Depositary Receipts, which are certificates representing an equity investment in a foreign company. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition
Sectors expressed as a percentage
of net assets as of 1/31/01

31.8%  Financial Services
17.7   Consumer Staples
11.8   Consumer Services
 9.4   Miscellaneous
 6.7   Business Services
 6.6   Energy
 4.0   Consumer Cyclicals
 3.9   Basic Industries
 3.1   Utilities
 2.2   Technology
 2.8   Cash & Equivalents

Geographic Concentration
Sectors expressed as a percentage
of net assets as of 1/31/01

36.9%  Other Continental Europe
24.2   United Kingdom
18.7   Japan
 7.0   Germany
 6.3   Scandinavia
 4.1   Pacific Basin (excluding Japan)
 2.8   Cash & Equivalents

Five Largest Holdings
Expressed as a percentage of the Fund's
net assets as of 1/31/01

2.8%  ING Group
      Financial Services
2.7   BP Amoco PLC
      Energy
2.5   Akzo Nobel NV
      Chemicals
2.5   Total Fina Elf SA
      Energy
2.3   GlaxoSmithKline
      Pharmaceuticals

Holdings are subject to change.

             www.prudential.com  (800) 225-1852

Performance at a Glance

Cumulative Total Returns1           As of 1/31/01

                                       Six              One            Since
                                      Months           Year          Inception2
Class A                           -5.13% (-5.23)  -4.45% (-4.55)   -5.60% (-5.70)
Class B                           -5.36  (-5.46)  -5.07  (-5.17)   -6.40  (-6.50)
Class C                           -5.36  (-5.46)  -5.07  (-5.17)   -6.40  (-6.50)
Lipper International Fund Avg.3       -8.28          -10.19             2.03

Average Annual Total Returns1  As of 12/31/00

                                               One                Since
                                              Year              Inception2
Class A                                  -15.96% (-16.05)      -8.37% (-8.46)
Class B                                  -17.12  (-17.21)      -8.41  (-8.50)
Class C                                  -13.99  (-14.09)      -6.62  (-6.71)

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management
LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.
Without waiver of management fees and/or expense subsidization, the Fund's cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2 Inception date: Class A, B, and C, 11/3/99.

3 Lipper average returns are for all funds in each share class for the six-month, one-year, and since inception periods in the International Fund category. The Lipper average is unmanaged. The
Lipper International Fund Average includes funds that invest their assets in securities with primary trading markets outside the United States.

Target Funds  International Equity Fund

     Investment Advisers' Five Largest Holdings

Lazard Asset Management  As of 1/31/01*
-----------------------------------------------------------
2.8%  ING Group/Financial Services
      ING offers a wide range of financial services to individuals, corporations, and other institutions. The company provides corporate, investment and private banking services, asset and portfolio management, treasury services, and insurance.
2.7%  BP Amoco PLC/Energy
      BP Amoco is a major oil and petrochemicals company. The company explores for and produces oil and natural gas; refines, markets, and supplies petroleum products; and manufactures and markets chemicals.
2.5%  Akzo Nobel NV/Chemicals
      Akzo Nobel produces and markets chemicals, coatings, and pharmaceuticals. The firm manufactures polymers, catalysts, pulp and paper chemicals, salt, base chemicals, paint, automobile finishes, industrial coatings, resins, oral contraceptives, antidepressants, cardiovascular drugs, diagnostic kits, home pregnancy kits, and veterinary drugs.
2.5%  Total Fina Elf SA/Energy
      Total Fina Elf explores for, produces, refines, transports, and markets oil and natural gas.
      It also operates a chemical division that produces rubber, paint, ink, adhesives, and resins. Total
      Fina operates approximately 12,840 Total gasoline filling stations in Europe, the United States, and Africa.
2.3%  GlaxoSmithKline/Pharmaceuticals
      GlaxoSmithKline discovers, develops,
      manufactures, and markets pharmaceuticals, vaccines, over-the-counter medicines, and health-related consumer products. The company also provides healthcare services, including clinical laboratory testing, disease management, and pharmaceutical benefit management.

* Expressed as a percentage of the Fund's net assets.
Holdings are subject to change.

              www.prudential.com (800) 225-1852

Semiannual Report  January 31, 2001

INTERNATIONAL EQUITIES DECLINE
The overall stock market correction that occurred in the United States took place abroad as well, as most developed and emerging markets fell during the reporting period. In Europe, the technology, media, and telecom (TMT) sectors fueled the decline, and concern over the direction of interest rates and the falling euro currency also served to undermine investor confidence. Japan's market also faltered.
The correction in technology stocks, coupled with an uncertain economic outlook, led to extremely poor performance. In Asia, the fallout in the technology sector and rising global interest rates hampered results.

The International Equity Fund's Class A shares fell
5.13% during the reporting period. This compared favorably to the -6.59% return of the MSCI EAFE
Index and the -8.28% return of the Fund's Lipper
Average. Including Class A share initial sales charges, the Fund returned -9.87%.

Global merger and acquisition activity sustained
its pace during the reporting period, as companies
continued to reshape themselves by strengthening
their core businesses and disposing of their
nonessential units. An example of this trend that
positively impacted the Fund was the merger between
SmithKline Beecham and GlaxoWellcome, which agreed
to combine forces to form the world's largest
pharmaceutical company. Strong stock selection in
France, Germany, and the Netherlands also
contributed to performance. On the other hand,
stock selection in financials hurt the Fund during
the reporting period, as Japanese financial stocks
struggled despite making significant corporate
changes.
                                      25

Target Funds  Total Return Bond Fund

    Semiannual Report  January 31, 2001

INVESTMENT GOALS AND STYLE
The Total Return Bond Fund, managed by Pacific
Investment Management Company (PIMCO), has total return consisting of current income and capital appreciation as its investment objective. Total return includes current income and capital appreciation. To achieve this, the Fund invests in debt obligations issued or guaranteed by the U.S.
government and its agencies, as well as debt obligations issued by U.S. companies, foreign companies, and foreign governments and their agencies. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition
Sectors expressed as a percentage of
total investments as of 1/31/01

39.3%  Mortgage-Backed Securities
17.0   U.S. Treasuries
16.6   U.S. Corporate Bonds
10.1   Asset-Backed Securities
 9.0   Other
 8.0   Foreign Government Obligations

Credit Quality
Expressed as a percentage of total
long-term investments as of 1/31/01
80.7%  Aaa
 1.7   Aa
 8.3   A
 7.8   Baa
 1.5   Ba


Five Largest Issuers
Expressed as a percentage of the Fund's
net assets as of 1/31/01

49.9%  Government National
       Mortgage Association
27.7   U.S. Treasuries

13.1   German Government Bonds

11.6   Federal National
       Mortgage Association
 7.3   National Rural Utilities
       Coop. Finance

Holdings are subject to change.

                 www.prudential.com (800) 225-1852

Performance at a Glance

Cumulative Total Returns1  As of 1/31/01

                                            Six              One            Since
                                           Months           Year          Inception2
Class A                                 7.28% (7.07)   12.68% (12.46)   10.84% (10.62)
Class B                                 7.02  (6.81)   12.12  (11.91)   10.18   (9.96)
Class C                                 7.01  (6.81)   12.12  (11.90)   10.17   (9.96)
Lipper Corp. Debt BBB-Rated Fund Avg.3      7.01           10.78            10.39

Average Annual Total Returns1           As of 12/31/00
                                           One  Since        Year  Inception2
Class A                                   6.35% (6.14)         4.64% (4.46)
Class B                                   5.24  (5.03)         4.45  (4.26)
Class C                                   8.14  (7.92)         6.07  (5.89)

Distribution & Yields              As of 1/31/01
                               Distribution Paid              30-Day
                                For Six Months              SEC Yield
Class A                              $0.40                 5.14% (4.61)
Class B                              $0.37                 4.86  (4.33)
Class C                              $0.37                 4.82  (4.29)

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management
LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 4% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.
Without waiver of management fees and/or expense subsidization, the Fund's cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2 Inception date: Class A, B, and C, 11/3/99.

3 Lipper average returns are for all funds in each
share class for the six-month, one-year, and since
inception periods in the Corporate Debt BBB-Rated
Fund category. The Lipper average is unmanaged. The
Lipper Corporate Debt BBB-Rated Fund Average
includes funds that invest at least 65% of their
assets in corporate and government debt issues
rated in the top four grades.
                                       27

Target Funds  Total Return Bond Fund

      Semiannual Report  January 31, 2001

During the six-month reporting period, the Total
Return Bond Fund's Class A shares posted a 7.28% return, outperforming the 7.01% return of its Lipper Average of competing funds. The Fund lagged the 8.12% return of the Lehman Aggregate Bond
Index. Including Class A share initial sales charges, the Fund returned 2.99%.

Pacific Investment Management Company (PIMCO) generated strong absolute return compared to the overall stock market during the reporting period.
However, it underperformed the benchmark index.
This was largely due to the Fund's underweight in corporate bonds and its tactical exposure to foreign bonds. During much of the period, PIMCO's strategy of de-emphasizing corporate bonds was a positive factor as the sector produced poor results amid rising defaults and poor fundamentals. However, given the Federal Reserve
Board's (the Fed) aggressive interest rate cuts in January 2001, the corporate sector rebounded strongly as investors turned positive about the market's near-term prospects. The Fund's foreign bond holdings also detracted from performance as they underperformed U.S. Treasuries.

PIMCO's above-index duration was a positive for performance as interest rates fell, causing bond prices to rise. An emphasis on mortgage securities was also beneficial due to relatively high yields and low market volatility. A position in asset-backed bonds helped performance as well, as a light supply of new issues and minimal delinquencies aided the sector. Real return bonds added modestly to relative returns due to a favorable inflation adjustment.

PIMCO expects global growth to continue to decelerate, led by the United States, where previously exuberant investment and consumer spending have slowed. It believes the Fed will ease interest rates as much as necessary to revive the flagging economy and restore an appetite for risk-taking in the corporate bond, bank loan, and equity markets. Given this environment, PIMCO believes a portfolio with above-market duration and high-quality assets should perform well. As such, it anticipates positioning the Fund with a duration at
0.5 to 1 year above its benchmark, and placing an emphasis on investment-grade bonds.

Target Funds

      Semiannual Report  January 31, 2001

Financial

  Statements

       Target Funds     Large Capitalization Growth Fund
             Portfolio of Investments as of January 31, 2001 (Unaudited)

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  96.5%
Common Stocks  96.5%
-------------------------------------------------------------------------------------
Banks  3.2%
    59,000   Bank One Corp.                                          $    2,312,800
    69,300   Firstar Corporation                                          1,635,480
   134,200   MBNA Corp.                                                   4,856,698
                                                                     --------------
                                                                          8,804,978
-------------------------------------------------------------------------------------
Cable TV  0.6%
    38,000   Comcast(a)                                                   1,626,875
-------------------------------------------------------------------------------------
Computer Software & Services  12.0%
    54,700   BEA Systems, Inc.                                            3,606,781
    32,000   Check Point Software Technologies Ltd.                       4,880,000
    44,100   Computer Associates International, Inc.                      1,588,041
   143,450   EMC Corp.(a)                                                10,900,766
    66,400   Foundry Networks, Inc.                                       1,560,400
    86,500   Microsoft Corp.(a)                                           5,281,906
    31,000   Peoplesoft, Inc.(a)                                          1,271,000
    59,000   Siebel Systems Inc.(a)                                       3,912,438
                                                                     --------------
                                                                         33,001,332
-------------------------------------------------------------------------------------
Diversified Manufacturing  0.7%
    18,500   Minnesota Mining & Manufacturing Co.                         2,047,025
-------------------------------------------------------------------------------------
Drugs & Healthcare  9.8%
    44,000   Affymetrix, Inc.(a)                                          2,931,500
   115,700   HCA - The Healthcare Company                                 4,328,337
    48,500   King Pharmaceuticals, Inc.(a)                                2,197,535
    69,950   Medtronic, Inc.                                              3,777,300
    55,400   Merck & Co., Inc.                                            4,552,772
   130,100   Pfizer, Inc.                                                 5,874,014
    55,500   Pharmacia Corp.                                              3,109,110
                                                                     --------------
                                                                         26,770,568

    30                                     See Notes to Financial Statements

       Target Funds     Large Capitalization Growth Fund
             Portfolio of Investments as of January 31, 2001 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Electronic Components  5.8%
   212,400   Applied Materials, Inc.(a)                              $   10,686,375
   301,100   Atmel Corp.(a)                                               5,118,700
                                                                     --------------
                                                                         15,805,075
-------------------------------------------------------------------------------------
Electronics  13.8%
   168,100   CIENA Corp.                                                 15,139,506
   554,300   Cisco Systems, Inc.(a)                                      20,751,606
    75,000   Palm, Inc.                                                   2,034,375
                                                                     --------------
                                                                         37,925,487
-------------------------------------------------------------------------------------
Financial Services  10.2%
   168,300   Citigroup Inc.                                               9,419,751
    39,000   Countrywide Credit Industries, Inc.                          1,880,190
    65,000   Fannie Mae                                                   4,821,700
    66,400   Morgan Stanley Dean Witter & Co.                             5,627,400
    51,000   USA Education Inc.                                           3,204,330
    60,000   Wells Fargo & Co.                                            3,090,600
                                                                     --------------
                                                                         28,043,971
-------------------------------------------------------------------------------------
Food & Beverages  3.4%
    38,700   Anheuser Busch Companies, Inc.                               1,678,032
    93,100   PepsiCo, Inc.                                                4,102,917
   130,500   SYSCO Corp.                                                  3,513,060
                                                                     --------------
                                                                          9,294,009
-------------------------------------------------------------------------------------
Gas & Pipeline Utilities  1.0%
    41,820   El Paso Energy Corp.                                         2,630,478
-------------------------------------------------------------------------------------
Insurance  1.7%
    54,175   American International Group, Inc.                           4,605,959
-------------------------------------------------------------------------------------
Instrument - Scientific  2.7%
    34,000   Applera Corp. Applied-Biosystems Group                       2,856,000
    62,000   Waters Corp.                                                 4,558,860
                                                                     --------------
                                                                          7,414,860

    See Notes to Financial Statements                                     31

       Target Funds     Large Capitalization Growth Fund
             Portfolio of Investments as of January 31, 2001 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Internet Software & Serivces  2.3%
    37,000   Ariba Inc.                                              $    1,380,563
    70,800   Digex, Inc.                                                  1,942,575
   110,700   Exodus Communications, Inc.(a)                               2,947,387
                                                                     --------------
                                                                          6,270,525
-------------------------------------------------------------------------------------
Multimedia  1.3%
    70,000   AOL Time Warner Inc.                                         3,679,200
-------------------------------------------------------------------------------------
Oil Field / Equipment & Services  2.9%
    38,000   BJ Services Co.(a)                                           2,974,640
    22,000   Brocade Communications Systems Inc.(a)                       1,986,875
    39,000   Schlumberger, Ltd.                                           2,995,200
                                                                     --------------
                                                                          7,956,715
-------------------------------------------------------------------------------------
Oil & Gas  1.1%
    38,000   Enron Corp.                                                  3,040,000
-------------------------------------------------------------------------------------
Pollution Control  0.8%
    95,000   Waste Management, Inc.                                       2,318,000
-------------------------------------------------------------------------------------
Retail Trade  3.8%
    57,000   Kohl's Corp.(a)                                              4,047,000
    69,300   Limited, Inc.                                                1,431,738
    36,000   Target Corp.                                                 1,367,280
    61,000   Wal-Mart Stores, Inc.                                        3,464,800
                                                                     --------------
                                                                         10,310,818
-------------------------------------------------------------------------------------
Semiconductors & Equipment  14.6%
   184,150   Intel Corp.                                                  6,813,550
   187,700   Linear Technology Corp.                                     11,754,713
   177,100   Maxim Integrated Products, Inc.(a)                          10,814,168
   194,800   Xilinx Inc.(a)                                              10,519,200
                                                                     --------------
                                                                         39,901,631
-------------------------------------------------------------------------------------
Telecommunication  2.2%
    31,000   Comverse Technology, Inc.(a)                                 3,512,688
    14,000   Juniper Networks, Inc.                                       1,493,625
    30,500   Nokia Corp. (ADR)(a)                                         1,047,675
                                                                     --------------
                                                                          6,053,988

    32                                     See Notes to Financial Statements

       Target Funds     Large Capitalization Growth Fund
             Portfolio of Investments as of January 31, 2001 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Utilities  2.6%
    59,000   AES Corp.(a)                                            $    3,400,170
    96,000   Calpine Corp.                                                3,831,360
                                                                     --------------
                                                                          7,231,530
                                                                     --------------
             Total common stocks (cost $233,285,866)                    264,733,024
                                                                     --------------
SHORT-TERM INVESTMENTS  5.3%
Principal
Amount
(000)
-------------------------------------------------------------------------------------
Repurchase Agreements  5.3%
$   10,287   State Street Bank & Trust Co.,
              4.75%, 1/31/01, due 2/1/01 in the amount of
              $10,288,357 (cost $10,287,000; collateralized by
              $7,225,000 U.S. Treasury Bonds, 9.875%, 11/15/15,
              value of collateral including accrued interest is
              $10,497,913)                                               10,287,000
     4,341   State Street Bank & Trust Co.,
              3.00%, 1/31/01, due 2/1/01 in the amount of
              $4,341,362 (cost $4,341,000; collateralized by
              $3,970,000 U.S. Treasury Bonds, 15.75%, 11/15/01,
              value of collateral including accrued interest is
              $4,433,250)                                                 4,341,000
                                                                     --------------
             Total short-term investments (cost $14,628,000)             14,628,000
                                                                     --------------
             Total Investments  101.8%
              (cost $247,913,866: Note 4)                               279,361,024
             Liabilities in excess of other assets   (1.8%)              (5,048,407)
                                                                     --------------
             Net Assets  100%                                        $  274,312,617
                                                                     --------------
                                                                     --------------

------------------------------
(a) Non-income producing.
ADR--American Depository Receipt.
    See Notes to Financial Statements                                     33

       Target Funds     Large Capitalization Value Fund
             Portfolio of Investments as of January 31, 2001 (Unaudited)

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.2%
Common Stocks  97.1%
-------------------------------------------------------------------------------------
Aerospace  3.3%
     1,500   B.F. Goodrich Co.                                       $       54,000
     2,900   Boeing Co.                                                     169,650
     1,900   Honeywell International, Inc.                                   89,775
    13,330   Lockheed Martin Corp.                                          462,284
     1,720   Northrop Grumman Corp.                                         149,090
     1,300   Raytheon Co. (Class A)                                          43,745
     1,700   Raytheon Co. (Class B)                                          59,823
     7,470   TRW, Inc.                                                      271,609
     1,200   United Technologies Corp.                                       89,976
                                                                     --------------
                                                                          1,389,952
-------------------------------------------------------------------------------------
Airlines  0.2%
       200   Northwest Airlines Corp.                                         4,963
     3,200   Southwest Airlines Co.                                         100,256
                                                                     --------------
                                                                            105,219
-------------------------------------------------------------------------------------
Aluminum  1.7%
    20,272   Alcoa, Inc.                                                    744,793
-------------------------------------------------------------------------------------
Apparel & Textiles  0.5%
     1,500   Jones Apparel Group, Inc.(a)                                    59,985
       700   Nike, Inc. (Class B)                                            38,514
     6,200   Russell Corp.                                                  118,172
                                                                     --------------
                                                                            216,671
-------------------------------------------------------------------------------------
Auto Parts  1.2%
     3,202   ArvinMeritor, Inc.                                              47,710
    12,550   Dana Corp.                                                     234,434
    13,880   Delphi Automotive Systems Corp.                                204,868
     2,120   Tenneco Automotive, Inc.                                         8,374
     1,672   Visteon Corp.                                                   23,659
                                                                     --------------
                                                                            519,045

    34                                     See Notes to Financial Statements

       Target Funds     Large Capitalization Value Fund
             Portfolio of Investments as of January 31, 2001 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Automobiles & Motorcycles  3.1%
    26,018   Ford Motor Co.                                          $      733,447
    10,373   General Motors Corp.                                           557,030
       659   General Motors Corp. (Class H)                                  18,439
       400   Harley-Davidson, Inc.                                           18,156
                                                                     --------------
                                                                          1,327,072
-------------------------------------------------------------------------------------
Banks  7.1%
     2,100   AmSouth Bancorporation                                          36,393
       300   Associated Banc-Corp                                            10,200
     4,700   Bank of America Corp.                                          252,954
     1,300   Bank of New York Company, Inc.                                  71,149
    17,660   Bank One Corp.                                                 692,272
     2,000   BankNorth Group, Inc.                                           39,625
       800   Charter One Financial, Inc.                                     22,592
       200   Compass Bancshares, Inc.                                         4,588
     1,400   Dime Bancorp, Inc.                                              38,766
    12,810   First Union Corp.                                              434,643
       300   Firstar Corp.                                                    7,080
       600   Golden State Bancorp, Inc.(a)                                   16,200
     2,300   GreenPoint Financial Corp.                                      81,075
     2,200   Hibernia Corp.                                                  32,098
    11,070   KeyCorp                                                        295,126
       300   Marshall & Ilsley Corp.                                         16,287
     1,500   Mellon Financial Corp.                                          69,900
     2,600   National Commerce Bancorp                                       68,250
       200   Northern Trust Corp.                                            15,400
     1,900   PNC Bank Corp.                                                 140,638
       600   Regions Financial Corp.                                         17,850
     1,400   SouthTrust Corp.                                                62,125
     1,500   Sovereign Bancorp, Inc.                                         12,422
     1,700   Summit Bancorp                                                  74,358
       500   Suntrust Banks, Inc.                                            33,450
       200   TCF Financial Corp.                                              7,910
     7,600   U.S. Bancorp                                                   224,580
     5,420   UnionBanCal Corp.                                              161,733

    See Notes to Financial Statements                                     35

       Target Funds     Large Capitalization Value Fund
             Portfolio of Investments as of January 31, 2001 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
     1,400   Wells Fargo & Co.                                       $       72,114
       200   Wilmington Trust Corp.                                          11,852
                                                                     --------------
                                                                          3,023,630
-------------------------------------------------------------------------------------
Building & Construction  0.2%
     3,030   Harsco Corp.                                                    80,295
-------------------------------------------------------------------------------------
Building Products  1.5%
    10,200   Georgia-Pacific Corp. (PAC Group)                              315,282
    10,320   Georgia-Pacific Corp. (Timber Group)                           329,208
                                                                     --------------
                                                                            644,490
-------------------------------------------------------------------------------------
Business Services  0.5%
       700   Automatic Data Processing, Inc.                                 41,902
     4,400   Cendant Corp.(a)                                                56,364
       700   Pitney Bowes, Inc.                                              24,479
    11,220   Xerox Corp.                                                     91,667
                                                                     --------------
                                                                            214,412
-------------------------------------------------------------------------------------
Chemicals  2.8%
     1,700   Air Products & Chemicals, Inc.                                  64,209
    21,480   Dow Chemical Co.                                               736,764
     1,800   Du Pont (E.I.) De Nemours                                       78,678
     1,500   PPG Industries, Inc.                                            69,270
     1,500   Praxair, Inc.                                                   66,495
     1,500   Rohm & Haas Co.                                                 53,850
     2,100   Union Carbide Corp.                                            109,095
                                                                     --------------
                                                                          1,178,361
-------------------------------------------------------------------------------------
Computers & Business Equipment  0.7%
     5,200   Compaq Computer Corp.                                          123,292
     1,100   Hewlett-Packard Co.                                             40,414
       800   International Business Machines Corp.                           89,600
       700   NCR Corp.(a)                                                    33,432
       200   Network Appliance, Inc.(a)                                      10,725
     1,000   Sun Microsystems, Inc.                                          30,562
                                                                     --------------
                                                                            328,025

    36                                     See Notes to Financial Statements

       Target Funds     Large Capitalization Value Fund
             Portfolio of Investments as of January 31, 2001 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Conglomerate  0.8%
     3,400   General Electric Co.                                    $      156,400
     1,500   ITT Industries, Inc.                                            59,775
       100   Minnesota Mining & Manufacturing Co.                            11,065
     1,700   Tyco International Ltd.                                        104,720
                                                                     --------------
                                                                            331,960
-------------------------------------------------------------------------------------
Consumer Products  4.2%
     6,260   American General Corp.                                         476,386
       700   Clorox Co.                                                      23,625
    13,700   Eastman Kodak Co.                                              597,594
       800   Estee Lauder Cos., Inc. (Class A)                               30,480
     6,750   Fortune Brands, Inc.                                           216,068
     3,000   Gillette Co.                                                    94,860
     4,600   Procter & Gamble Co.                                           330,464
                                                                     --------------
                                                                          1,769,477
-------------------------------------------------------------------------------------
Containers  0.6%
    19,990   Pactiv Corp.(a)                                                236,282
     1,300   Smurfit-Stone Container Corp.(a)                                18,850
                                                                     --------------
                                                                            255,132
-------------------------------------------------------------------------------------
Domestic Oil  1.1%
       200   Amerada Hess Corp.                                              13,880
     1,000   Anadarko Petroleum Corp.                                        56,900
       100   Apache Corp.                                                     5,760
       900   Conoco, Inc.(Class B)                                           25,380
       300   Devon Energy Corp.                                              16,440
     1,080   Sunoco, Inc.                                                    34,560
    11,660   USX - Marathon Group                                           319,018
                                                                     --------------
                                                                            471,938
-------------------------------------------------------------------------------------
Drugs & Healthcare  4.5%
     3,300   Abbott Laboratories                                            148,038
       600   ALZA Corp.(a)                                                   24,840
     1,800   American Home Products Corp.                                   106,380
     1,750   Baxter International, Inc.                                     153,790

    See Notes to Financial Statements                                     37

       Target Funds     Large Capitalization Value Fund
             Portfolio of Investments as of January 31, 2001 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
     1,300   Becton, Dickinson & Co.                                 $       44,694
       200   Boston Scientific Corp.(a)                                       3,352
     2,000   Bristol-Myers Squibb Co.                                       123,780
     1,200   C.R. Bard, Inc.                                                 55,488
       200   Cardinal Health, Inc.                                           19,060
     1,000   CIGNA Corp.                                                    111,150
       100   Eli Lilly & Co.                                                  7,880
     2,100   HCA-The Healthcare Corp.                                        78,561
       400   Human Genome Sciences, Inc.                                     24,400
     4,000   Johnson & Johnson                                              372,520
     4,100   Merck & Co., Inc.                                              336,938
     1,400   Pharmacia Corp.                                                 78,428
       900   Schering-Plough Corp.                                           45,360
       600   St. Jude Medical, Inc.(a)                                       36,600
     2,900   Tenet Healthcare Corp.(a)                                      126,498
       100   Wellpoint Health Networks, Inc.                                  9,647
                                                                     --------------
                                                                          1,907,404
-------------------------------------------------------------------------------------
Electric Utilities  7.6%
       900   Ameren Corp.                                                    36,702
     5,114   American Electric Power Co., Inc.                              221,181
     1,300   Cinergy Corp.                                                   39,455
     6,870   CMS Energy Corp.                                               202,665
     1,200   Consolidated Edison, Inc.                                       41,928
       700   Dominion Resources, Inc.                                        43,260
     9,490   DTE Energy Co.                                                 334,902
       800   Dynegy, Inc.(Class A)                                           38,960
    21,630   Edison International                                           288,544
     7,600   Entergy Corp.                                                  269,192
     5,510   Exelon Corp.                                                   333,410
       500   FPL Group, Inc.                                                 29,000
     5,440   General Public Utilities Corp.                                 174,243
     1,200   NiSource, Inc.                                                  32,280
       700   PG&E Corp.                                                       9,975
     1,600   Pinnacle West Capital Corp.                                     69,072
       400   Potomac Electric Power Co.                                       8,556
     5,670   PPL Corp.                                                      237,857

    38                                     See Notes to Financial Statements

       Target Funds     Large Capitalization Value Fund
             Portfolio of Investments as of January 31, 2001 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
     2,200   Progress Energy, Inc.                                   $       90,640
     4,440   Public Service Enterprise Group Inc.                           181,640
     1,200   Reliant Energy, Inc.                                            45,240
     6,573   SCANA Corp.                                                    173,856
     6,340   TXU Corp.                                                      239,208
     3,100   Wisconsin Energy Corp.                                          62,310
       800   Xcel Energy, Inc.(a)                                            20,376
                                                                     --------------
                                                                          3,224,452
-------------------------------------------------------------------------------------
Electrical Equipment  0.7%
     1,900   Cooper Industries, Inc.                                         85,291
     1,200   Emerson Electric Co.                                            91,200
     1,600   Grainger (W.W.), Inc.                                           63,008
     1,100   Johnson Controls, Inc.                                          71,478
                                                                     --------------
                                                                            310,977
-------------------------------------------------------------------------------------
Electronics  0.6%
       100   Agilent Technologies, Inc.                                       5,455
     1,600   Cisco Systems, Inc.(a)                                          59,900
     1,200   Quantum Corp.                                                   17,100
     3,610   Rockwell International Corp.                                   170,320
       100   Solectron Corp.(a)                                               3,985
                                                                     --------------
                                                                            256,760
-------------------------------------------------------------------------------------
Financial Services  9.6%
     4,500   American Express Co.                                           211,950
       400   AmeriCredit Corp.                                               14,140
     1,500   Bear Stearns Cos., Inc.                                         92,550
     1,300   Capital One Financial                                           81,926
     2,000   CIT Group, (The)(a)                                             46,980
    19,000   Citigroup, Inc.                                              1,063,430
     1,000   Countrywide Credit Industries, Inc.                             48,210
     1,500   E*Trade Group, Inc.                                             21,000
       800   Edwards (A.G.), Inc.                                            37,648
     2,400   Federal Home Loan Mortgage Corp.                               146,400
     6,950   Federal National Mortgage Association                          515,551
       300   Franklin Resources, Inc.                                        14,028
     1,300   Goldman Sachs Group, Inc.                                      147,875

    See Notes to Financial Statements                                     39

       Target Funds     Large Capitalization Value Fund
             Portfolio of Investments as of January 31, 2001 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
     7,530   Household International, Inc.                           $      432,824
       300   Indymac Bancorp, Inc.                                            7,536
       300   Legg Mason, Inc.                                                16,581
       200   Lehman Brothers Holdings, Inc.                                  16,456
     1,200   MBIA, Inc.                                                      86,016
     2,100   MBNA Corp.                                                      75,999
     2,800   Merrill Lynch & Co., Inc.                                      203,000
     1,200   Morgan Stanley Dean Witter & Co.                               101,700
     1,800   Providian Financial Corp.                                      105,030
       300   Schwab (Charles) Corp.                                           7,923
       600   Stilwell Financial, Inc.(a)                                     26,076
       500   T. Rowe Price Group, Inc.                                       19,500
     1,300   TD Waterhouse Group, Inc.                                       21,112
    10,870   Washington Mutual, Inc.                                        524,478
                                                                     --------------
                                                                          4,085,919
-------------------------------------------------------------------------------------
Food & Beverages  1.8%
     5,920   Anheuser Busch Companies, Inc.                                 256,691
       600   Campbell Soup Co.                                               19,740
       900   Coca-Cola Co.                                                   52,200
       900   General Mills, Inc.                                             37,710
     1,900   H.J. Heinz Co.                                                  83,201
       200   Hershey Foods Corp.                                             11,900
     1,500   Kellogg Co.                                                     39,300
     2,700   PepsiCo, Inc.                                                  118,989
       900   Quaker Oats Co.                                                 85,500
       800   Unilever NV                                                     45,248
                                                                     --------------
                                                                            750,479
-------------------------------------------------------------------------------------
Forest Products  1.2%
     1,400   Kimberly-Clark Corp.                                            90,650
     8,200   Weyerhaeuser Co.                                               430,500
                                                                     --------------
                                                                            521,150

    40                                     See Notes to Financial Statements

       Target Funds     Large Capitalization Value Fund
             Portfolio of Investments as of January 31, 2001 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Gas & Pipeline Utilities  0.3%
     1,900   Baker Hughes, Inc.                                      $       78,565
       700   El Paso Energy Corp.                                            44,030
       200   Williams Companies, Inc. (The)                                   7,826
                                                                     --------------
                                                                            130,421
-------------------------------------------------------------------------------------
Hotels & Restaurants  1.2%
       900   Carnival Corp.                                                  29,034
     2,800   Hilton Hotels Corp.                                             33,152
     3,500   Mandalay Resort Group                                           75,985
     1,200   Marriott International, Inc.                                    55,392
     4,200   McDonald's Corp.                                               123,270
     1,800   Starwood Hotels & Resorts Worldwide, Inc.                       69,300
     3,200   Tricon Global Restaurants, Inc.(a)                             115,264
                                                                     --------------
                                                                            501,397
-------------------------------------------------------------------------------------
Household Appliances & Home Furnishings  0.4%
     3,200   Whirlpool Corp.                                                167,968
-------------------------------------------------------------------------------------
Industrial Machinery  1.1%
     1,200   Caterpillar, Inc.                                               53,064
    19,930   CNH Global NV                                                  184,353
     1,000   Deere & Co.                                                     42,920
       700   Dover Corp.                                                     28,980
       800   Eaton Corp.                                                     55,040
     1,400   Ingersoll-Rand Co.                                              62,034
     1,400   Parker-Hannifin Corp.                                           61,320
                                                                     --------------
                                                                            487,711
-------------------------------------------------------------------------------------
Insurance  7.2%
     9,850   Aetna, Inc.                                                    376,565
     1,400   AFLAC, Inc.                                                     82,572
    19,400   Allstate Corp.                                                 754,272
       800   Ambac Financial Group Inc.                                      44,568
     5,400   American International Group, Inc.                             459,108
     1,200   Aon Corp.                                                       42,180
       600   Cincinnati Financial Corp.                                      21,338
     1,300   Hartford Financial Services Group                               79,950
       100   Jefferson-Pilot Corp.                                            6,610

    See Notes to Financial Statements                                     41

       Target Funds     Large Capitalization Value Fund
             Portfolio of Investments as of January 31, 2001 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
     1,200   John Hancock Financial Services, Inc.                   $       41,820
     6,430   Lincoln National Corp.                                         288,385
     9,790   Metlife, Inc.                                                  321,308
     9,021   SAFECO Corp.                                                   225,525
     5,150   St. Paul Companies, Inc.                                       247,303
     1,600   Torchmark Corp.                                                 55,504
                                                                     --------------
                                                                          3,047,008
-------------------------------------------------------------------------------------
International Oil  4.7%
     4,300   Chevron Corp.                                                  358,104
       400   Diamond Offshore Drilling, Inc.                                 16,196
    11,900   Exxon Mobil Corp.                                            1,001,385
    16,170   Occidental Petroleum Corp.                                     367,221
     2,400   Royal Dutch Petroleum Co.                                      144,840
     2,000   Texaco, Inc.                                                   122,800
                                                                     --------------
                                                                          2,010,546
-------------------------------------------------------------------------------------
Manufacturing  0.1%
       600   Illinois Tool Works, Inc.                                       39,300
-------------------------------------------------------------------------------------
Media  1.2%
     1,000   Clear Channel Communications, Inc.(a)                           65,210
     4,900   Comcast Corp.                                                  209,781
     2,000   Fox Entertainment Group, Inc.                                   45,000
     1,400   Gemstar - TV Guide International, Inc.                          72,538
     1,200   Viacom, Inc.(a)                                                 66,240
     1,600   Walt Disney Co. (The)                                           48,720
                                                                     --------------
                                                                            507,489
-------------------------------------------------------------------------------------
Mining  0.1%
       870   Phelps Dodge Corp.                                              40,368
-------------------------------------------------------------------------------------
Oil Field / Equipment & Services  1.0%
       300   Cooper Cameron Corp.(a)                                         19,269
     1,100   Global Marine, Inc.(a)                                          31,625
       100   Halliburton Co.                                                  4,119
    12,470   Ultramar Diamond Shamrock Corp.                                356,393
                                                                     --------------
                                                                            411,406

    42                                     See Notes to Financial Statements

       Target Funds     Large Capitalization Value Fund
             Portfolio of Investments as of January 31, 2001 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Paper  1.4%
    14,040   International Paper Co.                                 $      542,646
       700   Temple-Inland, Inc.                                             35,693
                                                                     --------------
                                                                            578,339
-------------------------------------------------------------------------------------
Pollution Control  0.7%
    13,040   Waste Management, Inc.                                         318,176
-------------------------------------------------------------------------------------
Publishing  0.3%
     1,600   Gannett Co., Inc.                                              101,440
       300   Knight-Ridder, Inc.                                             17,463
       600   New York Times Co. (Class A)                                    26,154
                                                                     --------------
                                                                            145,057
-------------------------------------------------------------------------------------
Railroads & Equipment  1.3%
     2,800   Burlington Northern, Inc.                                       85,708
       600   C H Robinson Worldwide, Inc.                                    17,962
     2,500   CSX Corp.                                                       76,250
       300   GATX Capital Corp.(a)                                           13,833
    17,300   Norfolk Southern Corp.                                         282,509
     1,500   Union Pacific Corp.                                             79,470
                                                                     --------------
                                                                            555,732
-------------------------------------------------------------------------------------
Real Estate  0.5%
     1,800   Equity Office Properties Trust                                  54,900
       700   Equity Residential Properties Trust                             36,666
       200   General Growth Properties, Inc.                                  7,602
       500   Kimco Realty Corp.                                              21,975
       600   Prologis Trust                                                  13,410
     1,000   Public Storage, Inc.                                            26,000
       300   Simon Property Group, Inc.                                       7,899
     1,200   Vornado Realty Trust                                            43,680
                                                                     --------------
                                                                            212,132
-------------------------------------------------------------------------------------
Retailing  4.3%
     1,200   Abercrombie & Fitch Co.(a)                                      35,772
       400   Albertson's, Inc.                                               11,340

    See Notes to Financial Statements                                     43

       Target Funds     Large Capitalization Value Fund
             Portfolio of Investments as of January 31, 2001 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
       300   Costco Wholesale Corp.                                  $       13,875
       300   CVS Corp.                                                       17,760
     2,300   Federated Department Stores, Inc.(a)                           102,488
       400   Home Depot, Inc.                                                19,280
     2,700   Kroger Co.(a)                                                   66,285
       900   Lowe's Companies, Inc.                                          48,105
    19,350   May Department Stores Co.                                      753,682
     8,900   Penney (J.C.) Co., Inc.                                        124,333
     1,400   Safeway, Inc.(a)                                                70,938
     8,180   Sears, Roebuck & Co.                                           316,975
     3,300   Target Corp.                                                   125,334
       600   The Limited, Inc.                                               12,396
     2,400   TJX Companies, Inc.                                             74,400
       300   Wal-Mart Stores, Inc.                                           17,040
                                                                     --------------
                                                                          1,810,003
-------------------------------------------------------------------------------------
Semiconductors & Equipment  0.1%
       200   Applied Materials, Inc.(a)                                      10,063
       200   Lattice Semiconductor Corp.(a)                                   5,189
       100   Xilinx, Inc.(a)                                                  5,400
                                                                     --------------
                                                                             20,652
-------------------------------------------------------------------------------------
Software & Services  2.0%
       500   Akamai Technologies Inc.(a)                                     14,531
     2,600   AOL Time Warner, Inc.                                          136,656
       200   BEA Systems, Inc.(a)                                            13,188
    16,000   Computer Associates International, Inc.                        576,160
       200   Oracle Corp.(a)                                                  5,825
       200   Parametric Technology Co.(a)                                     2,975
       500   Rational Software Corp.(a)                                      25,969
       700   VERITAS Software Corp.(a)                                       66,412
                                                                     --------------
                                                                            841,716
-------------------------------------------------------------------------------------
Steel
       100   Allegheny Technologies, Inc.                                     4,563

    44                                     See Notes to Financial Statements

       Target Funds     Large Capitalization Value Fund
             Portfolio of Investments as of January 31, 2001 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Telecommunication  10.0%
     6,250   ALLTEL Corp.                                            $      369,875
    36,740   AT&T Corp.                                                     809,784
        16   Avaya, Inc.                                                        280
     5,100   BellSouth Corp.(a)                                             214,965
     1,500   Broadwing, Inc.(a)                                              42,120
       100   CIENA Corp.(a)                                                   9,006
       900   Corning, Inc.                                                   51,039
     1,400   Global Crossing, Ltd.(a)                                        30,828
       600   JDS Uniphase Corp.(a)                                           32,887
       200   Juniper Networks, Inc.                                          21,338
     1,600   Level 3 Communications, Inc.(a)                                 65,100
     1,200   Motorola, Inc.                                                  27,372
     1,500   Nextel Communications, Inc.(a)                                  51,469
     2,900   Qwest Communications International, Inc.(a)                    122,148
    17,010   SBC Communications, Inc.                                       822,433
    12,570   Sprint Corp. (FON Group)                                       311,736
     2,200   Sprint Corp. (PCS Group)                                        67,100
    19,527   Verizon Communications                                       1,073,009
       100   Williams Communications Group, Inc.(a)                           1,801
     5,600   Worldcom, Inc.(a)                                              120,750
                                                                     --------------
                                                                          4,245,040
-------------------------------------------------------------------------------------
Tobacco  3.4%
    33,240   Philip Morris Companies, Inc.                                1,462,560
-------------------------------------------------------------------------------------
Toys & Amusements  0.1%
     1,500   Hasbro, Inc.                                                    17,820
     2,900   Mattel, Inc.                                                    43,094
                                                                     --------------
                                                                             60,914
-------------------------------------------------------------------------------------
Trucking & Freight Forwarding  0.2%
       900   FedEx Corp.                                                     40,842
     2,500   Ryder System, Inc.                                              49,625
                                                                     --------------
                                                                             90,467
                                                                     --------------
             Total common stocks (cost $38,355,180)                      41,346,578
                                                                     --------------

    See Notes to Financial Statements                                     45

       Target Funds     Large Capitalization Value Fund
             Portfolio of Investments as of January 31, 2001 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Common Stock Unit  0.1%
       210   S&P 500 Depository Receipts
              (cost $80,973)                                         $       28,775
                                                                     --------------
             Total long-term investments (cost $38,436,153)              41,375,353
                                                                     --------------
SHORT-TERM INVESTMENTS  4.9%
-------------------------------------------------------------------------------------
Investment Company
 2,106,742   Seven Seas Series Government Fund
              (cost $2,106,742)                                           2,106,742
                                                                     --------------
             Total Investments  102.1%
              (cost $40,542,895; Note 4)                                 43,482,095
             Liabilities in excess of other assets  (2.1%)                 (900,606)
                                                                     --------------
             Net Assets  100%                                        $   42,581,489
                                                                     --------------
                                                                     --------------

------------------------------
(a) Non-income producing security.
NV--Naamkee Vennootachap (Dutch Corporation).
    46                                     See Notes to Financial Statements

       Target Funds     Small Capitalization Growth Fund
             Portfolio of Investments as of January 31, 2001 (Unaudited)

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.1%
Common Stocks  97.1%
-------------------------------------------------------------------------------------
Aerospace  0.9%
    11,200   BE Aerospace, Inc.(a)                                   $      212,800
-------------------------------------------------------------------------------------
Airlines  1.3%
     8,900   Frontier Airlines, Inc.(a)                                     294,256
-------------------------------------------------------------------------------------
Apparel & Textiles  2.2%
       300   Columbia Sportswear Co.(a)                                      17,662
     8,500   Genesco, Inc.(a)                                               213,180
     9,800   Reebok International Ltd.(a)                                   266,952
                                                                     --------------
                                                                            497,794
-------------------------------------------------------------------------------------
Banks  3.6%
     8,500   East West Bancorp, Inc.                                        197,094
     7,600   Greater Bay Bancorp                                            280,725
     2,800   Southwest Bancorp of Texas, Inc.(a)                            119,875
     6,677   Texas Regional Bancshares, Inc. (Class 'A' Stock)              219,923
                                                                     --------------
                                                                            817,617
-------------------------------------------------------------------------------------
Building & Construction  4.0%
     8,700   Centex Corp.                                                   355,308
     9,000   Lennar Corp.                                                   331,200
     6,200   Toll Brothers, Inc.(a)                                         215,760
                                                                     --------------
                                                                            902,268
-------------------------------------------------------------------------------------
Business Services  7.4%
     3,595   Acxiom Corp.(a)                                                123,353
     1,900   Affiliated Managers Group, Inc.(a)                             116,850
     9,080   Answerthink, Inc.(a)                                            70,086
     8,900   Carreker Corp.(a)                                              228,619
     4,780   ChoicePoint, Inc.(a)                                           253,770
     2,090   Critical Path, Inc.(a)                                          22,729
     5,040   CSG Systems International, Inc.(a)                             223,650
     9,770   Daisytek International Corp.(a)                                 78,160
     4,115   Digital Island, Inc.(a)                                         24,819

    See Notes to Financial Statements                                     47

       Target Funds     Small Capitalization Growth Fund
             Portfolio of Investments as of January 31, 2001 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
     7,200   Galileo International, Inc.                             $      148,320
     3,625   Iron Mountain, Inc.(a)                                         134,850
    21,815   Pegasus Solutions, Inc.(a)                                     246,782
                                                                     --------------
                                                                          1,671,988
-------------------------------------------------------------------------------------
Commercial Services  2.8%
     5,820   ACNielson Corp.(a)                                             212,837
     1,700   F.Y.I., Inc.(a)                                                 55,675
    16,430   Grubb & Ellis Co.                                               92,008
    14,450   On Command Corp.(a)                                            114,697
    10,810   Trammell Crow Co.(a)                                           146,043
                                                                     --------------
                                                                            621,260
-------------------------------------------------------------------------------------
Computers & Business Equipment  2.4%
    10,300   Advanced Digital Information Corp.(a)                          240,763
     2,460   CDW Computer Centers, Inc.(a)                                   97,170
     1,600   Mercury Computer Systems, Inc.(a)                               85,500
     3,090   Tech Data Corp.(a)                                             111,433
                                                                     --------------
                                                                            534,866
-------------------------------------------------------------------------------------
Consumer Products  2.4%
     1,800   Callaway Golf Co.                                               38,772
    14,800   Oakley, Inc.(a)                                                296,592
     4,925   Scotts Company (The) (Class 'A' Stock)(a)                      211,775
                                                                     --------------
                                                                            547,139
-------------------------------------------------------------------------------------
Drugs & Healthcare  17.4%
     2,850   Abgenix, Inc.(a)                                               119,700
     1,700   Accredo Health, Inc.(a)                                         81,388
     3,795   Aclara Biosciences, Inc.(a)                                     60,246
     1,500   Albany Molecular Research, Inc.(a)                              71,625
     8,800   Apria Healthcare Group, Inc.(a)                                237,160
     5,465   Corixa Corp.(a)                                                150,971
     5,800   Coventry Health Care, Inc.(a)                                  105,125
     2,000   Cytyc Corp.(a)                                                 132,000

    48                                     See Notes to Financial Statements

       Target Funds     Small Capitalization Growth Fund
             Portfolio of Investments as of January 31, 2001 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
    15,600   DaVita, Inc.(a)                                         $      304,980
     3,075   Enzon, Inc.(a)                                                 192,956
     5,190   Exelixis, Inc.(a)                                               80,445
     3,320   Genzyme Transgenics Corp.(a)                                    47,310
     9,800   Humana, Inc.(a)                                                117,110
     4,000   IMPATH, Inc.(a)                                                181,500
     6,680   Lexicon Genetics, Inc.(a)                                      100,200
     5,900   LifePoint Hospitals, Inc.(a)                                   193,962
     2,480   Myriad Genetics, Inc.(a)                                       178,870
     3,185   Novoste Corp.(a)                                               110,679
     5,300   Oxford Health Plans, Inc.(a)                                   165,294
     6,200   Pharmaceutical Product Development, Inc.(a)                    255,750
     7,445   Rosetta Inpharmatics, Inc.(a)                                  104,230
    14,700   SICOR, Inc.(a)                                                 170,887
     9,280   STAAR Surgical Co.(a)                                           91,060
     9,400   Sunrise Assisted Living, Inc.(a)                               189,175
     3,500   Varian Medical Systems, Inc.(a)                                229,600
     4,225   Ventana Medical Systems, Inc.(a)                                85,292
     2,455   Vertex Pharmaceuticals, Inc.(a)                                165,252
                                                                     --------------
                                                                          3,922,767
-------------------------------------------------------------------------------------
Educational Services  1.7%
     2,300   Career Education Corp.(a)                                       97,750
     4,300   Education Management Corp.(a)                                  134,375
     9,830   Sylvan Learning Systems, Inc.(a)                               159,123
                                                                     --------------
                                                                            391,248
-------------------------------------------------------------------------------------
Electric Utilities  0.4%
     2,300   IDACORP, Inc.                                                   94,737
-------------------------------------------------------------------------------------
Electrical Equipment  3.6%
     3,989   APW Ltd.(a)                                                    162,073
     9,500   Silicon Valley Group, Inc.(a)                                  342,000
     2,400   Technitrol, Inc.                                               124,800
     5,090   Vicor Corp.(a)                                                 181,967
                                                                     --------------
                                                                            810,840

    See Notes to Financial Statements                                     49

       Target Funds     Small Capitalization Growth Fund
             Portfolio of Investments as of January 31, 2001 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Electronics  1.7%
     4,507   Cyberoptics Corp.(a)                                    $      117,745
     8,410   Electronics for Imaging, Inc.(a)                               192,904
     2,500   Planar Systems, Inc.(a)                                         76,563
                                                                     --------------
                                                                            387,212
-------------------------------------------------------------------------------------
Financial Services  5.7%
    20,465   AmeriCredit Corp.(a)                                           723,437
     4,835   Brown & Brown, Inc.                                            166,566
     3,090   T. Rowe Price Group, Inc.                                      120,510
     7,750   Waddell & Reed Financial, Inc.                                 275,590
                                                                     --------------
                                                                          1,286,103
-------------------------------------------------------------------------------------
Hotels & Restaurants  2.3%
     3,600   Brinker International, Inc.(a)                                  93,456
     7,300   CBRL Group, Inc.                                               147,369
     6,550   Cheesecake Factory (The), Inc.(a)                              284,106
                                                                     --------------
                                                                            524,931
-------------------------------------------------------------------------------------
Industrial Machinery  2.1%
    10,600   Shaw Group, Inc.(a)                                            480,180
-------------------------------------------------------------------------------------
Insurance  1.4%
     3,900   Everest Re Group, Ltd.                                         223,860
     6,440   Mutual Risk Management, Ltd.                                    84,428
                                                                     --------------
                                                                            308,288
-------------------------------------------------------------------------------------
Internet  2.5%
    15,956   Hollywood Media Corp.(a)                                       103,216
    13,180   Kana Communications, Inc.(a)                                    96,379
    14,705   net.Genesis Corp.(a)                                            51,468
     9,680   Packeteer, Inc.(a)                                             176,660
     2,405   SafeNet, Inc.(a)                                               135,732
                                                                     --------------
                                                                            563,455

    50                                     See Notes to Financial Statements

       Target Funds     Small Capitalization Growth Fund
             Portfolio of Investments as of January 31, 2001 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Manufacturing  1.1%
     3,830   Mettler-Toledo International, Inc.(a)                   $      198,394
     1,700   Precision Castparts Corp.                                       62,203
                                                                     --------------
                                                                            260,597
-------------------------------------------------------------------------------------
Office Furnishings  0.3%
     7,200   Falcon Products, Inc.                                           58,680
-------------------------------------------------------------------------------------
Oil & Gas  5.7%
     3,700   Barrett Resources Corp.(a)                                     168,350
     6,500   Cabot Oil & Gas Corp. (Class 'A' Stock)                        182,130
     1,905   Devon Energy Corp.                                             104,394
     1,100   Equitable Resources, Inc.                                       64,548
     6,000   Louis Dreyfus Natural Gas Corp.(a)                             204,600
     8,360   Newfield Exploration Co.(a)                                    279,977
     9,500   Ocean Energy, Inc.                                             165,395
     3,900   Tom Brown, Inc.(a)                                             122,606
                                                                     --------------
                                                                          1,292,000
-------------------------------------------------------------------------------------
Oil Field / Equipment & Services  2.8%
     3,580   CARBO Ceramics, Inc.                                           112,591
       200   Hydril Co.(a)                                                    3,350
     4,800   Patterson Energy, Inc.(a)                                      177,900
     9,600   Valero Energy Corp.                                            331,680
                                                                     --------------
                                                                            625,521
-------------------------------------------------------------------------------------
Publishing  2.6%
     8,540   Information Holdings, Inc.(a)                                  220,161
     7,985   Penton Media, Inc.                                             193,956
    14,600   PRIMEDIA, Inc.(a)                                              174,178
                                                                     --------------
                                                                            588,295
-------------------------------------------------------------------------------------
Recreation  1.0%
    13,410   American Classic Voyages Co.(a)                                226,294
-------------------------------------------------------------------------------------
Retail Trade  4.3%
     1,300   American Eagle Outfitters, Inc.(a)                              75,238
    13,600   Hot Topic, Inc.(a)                                             361,250

    See Notes to Financial Statements                                     51

       Target Funds     Small Capitalization Growth Fund
             Portfolio of Investments as of January 31, 2001 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
     5,900   PC Connection, Inc.(a)                                  $       87,025
     3,800   Stein Mart, Inc.(a)                                             45,600
     6,200   Talbots, Inc.                                                  327,794
     3,780   Tweeter Home Entertainment Group, Inc.(a)                       74,891
                                                                     --------------
                                                                            971,798
-------------------------------------------------------------------------------------
Semiconductors & Equipment  1.0%
     3,500   AXT, Inc.(a)                                                   129,500
     9,040   C-Cube Microsystems, Inc.(a)                                   103,395
                                                                     --------------
                                                                            232,895
-------------------------------------------------------------------------------------
Software  7.2%
     6,735   Advent Software, Inc.(a)                                       371,688
    24,165   McAfee.com Corp.(a)                                            141,969
    16,300   Mentor Graphics Corp.(a)                                       460,475
    12,220   Rainbow Technologies, Inc.(a)                                  161,915
     2,605   SERENA Software, Inc.(a)                                        88,570
     7,029   Wind River Systems, Inc.(a)                                    267,102
     8,160   Witness Systems, Inc.(a)                                       129,030
                                                                     --------------
                                                                          1,620,749
-------------------------------------------------------------------------------------
Telecommunication  4.6%
     5,915   Avocent Corp.(a)                                               183,365
     6,465   Cabletron Systems, Inc.(a)                                     133,179
    11,980   Choice One Communications, Inc.(a)                             185,690
    13,440   ITC DeltaCom(a)                                                118,440
     8,110   LCC International, Inc.(a)                                     103,402
     3,900   NEON Communications, Inc.(a)                                    63,619
     1,725   Powerwave Technologies, Inc.(a)                                 66,952
     7,830   Stratos Lightwave, Inc.(a)                                     106,684
     2,790   Tekelec(a)                                                      78,120
                                                                     --------------
                                                                          1,039,451

    52                                     See Notes to Financial Statements

       Target Funds     Small Capitalization Growth Fund
             Portfolio of Investments as of January 31, 2001 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Transportation  0.7%
     7,125   Swift Transportation Co., Inc.(a)                       $      150,516
                                                                     --------------
             Total common stocks (cost $21,304,265)                      21,936,545
                                                                     --------------
SHORT-TERM INVESTMENTS  2.7%
   600,144   Seven Seas Money Market Fund
              (cost $600,144)                                               600,144
                                                                     --------------
             Total Investments  99.8%
              (cost $21,904,409; Note 4)                                 22,536,689
             Other assets in excess of liabilities  0.2%                     52,235
                                                                     --------------
             Net Assets  100%                                        $   22,588,924
                                                                     --------------
                                                                     --------------

------------------------------
(a) Non-income producing security.
    See Notes to Financial Statements                                     53

       Target Funds     Small Capitalization Value Fund
             Portfolio of Investments as of January 31, 2001 (Unaudited)

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  91.8%
Common Stocks  91.8%
-------------------------------------------------------------------------------------
Aerospace  0.7%
     2,400   DRS Technologies, Inc.(a)                               $       37,200
     5,400   Titan Corp.(a)                                                 110,916
                                                                     --------------
                                                                            148,116
-------------------------------------------------------------------------------------
Airlines  0.6%
     3,900   Alaska Air Group, Inc.(a)                                      126,126
-------------------------------------------------------------------------------------
Auto Related  2.1%
     1,600   BorgWarner, Inc.                                                67,520
     5,900   Modine Manufacturing Co.                                       151,556
    10,040   Myers Industries, Inc.                                         142,970
     3,700   Pennzoil-Quaker State Co.                                       44,585
                                                                     --------------
                                                                            406,631
-------------------------------------------------------------------------------------
Banks and Savings & Loans  8.9%
     4,510   Associated Banc-Corp.                                          153,340
     1,400   Centura Banks, Inc.                                             73,934
     2,800   Chittenden Corp.                                                81,368
     1,400   Cullen/Frost Bankers, Inc.                                      54,180
     5,300   FirstMerit Corp.                                               133,825
     6,382   HUBCO, Inc.                                                    139,702
     8,800   Independent Bank Corp.                                         127,600
     6,400   New York Community Bancorp, Inc.                               243,600
     4,000   People's Bank                                                  103,125
     2,300   Richmond County Financial Corp.                                 58,506
       900   Southwest Bancorporation of Texas, Inc.(a)                      38,531
     4,300   Staten Island Bancorp, Inc.                                    102,168
     8,800   Susquehanna Bancshares, Inc.                                   148,500
     5,500   Webster Financial Corp.                                        155,719
     1,600   Westamerica Bancorp.                                            63,300
     1,400   Wilmington Trust Corp.                                          82,964
                                                                     --------------
                                                                          1,760,362

    54                                     See Notes to Financial Statements

       Target Funds     Small Capitalization Value Fund
             Portfolio of Investments as of January 31, 2001 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Building & Construction  0.6%
     1,500   Granite Construction, Inc.                              $       44,415
     1,400   Insituform Technologies, Inc., Cl.A(a)                          48,475
     1,000   Kb Home                                                         32,010
                                                                     --------------
                                                                            124,900
-------------------------------------------------------------------------------------
Business Services  5.3%
     4,400   ACNielsen Corp.(a)                                             160,908
     5,000   Acxiom Corp.(a)                                                171,562
     4,800   American Management Systems, Inc.(a)                           108,300
       600   ChoicePoint, Inc.(a)                                            31,854
    13,700   Gartner Group, Inc., Cl.A                                      110,970
       800   Iron Mountain, Inc.(a)                                          29,760
     2,800   MAXIMUS, Inc.(a)                                                88,620
     3,850   Metro Information Services, Inc.                                30,319
     2,500   National Data Corp.                                             97,250
     1,300   Pittston Brink's Group                                          27,053
     5,900   Profit Recovery Group International, Inc.(a)                    40,563
     2,800   RadiSys Corp.(a)                                                77,000
     2,900   United Stationers, Inc.(a)                                      72,863
                                                                     --------------
                                                                          1,047,022
-------------------------------------------------------------------------------------
Chemicals  4.5%
     4,000   Cambrex Corp.                                                  179,000
     2,200   Ferro Corp.                                                     51,788
     3,250   Fuller (H.B.) Co.                                              125,734
     3,500   OM Group, Inc.                                                 170,100
    10,100   Polyone Corp.                                                   82,820
    12,900   RPM, Inc.                                                      118,680
     6,800   Tetra Tech, Inc.(a)                                            156,825
                                                                     --------------
                                                                            884,947
-------------------------------------------------------------------------------------
Computers & Business Equipment  2.5%
    14,300   Maxtor Corp.                                                   108,591

    See Notes to Financial Statements                                     55

       Target Funds     Small Capitalization Value Fund
             Portfolio of Investments as of January 31, 2001 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
     4,400   Mentor Graphics Corp.(a)                                $      124,300
     3,400   Mercury Computer Systems Inc.                                  181,687
     7,000   MTS Systems Corp.                                               54,250
     2,200   Transaction Systems Architects, Inc., Cl.A(a)                   25,163
                                                                     --------------
                                                                            493,991
-------------------------------------------------------------------------------------
Construction & Mining Equipment  0.2%
     2,800   JLG Industries, Inc.                                            33,600
-------------------------------------------------------------------------------------
Diversified Industrials  3.8%
     4,400   Brady Corp., Cl.A                                              163,240
     4,300   Carlisle Cos., Inc.                                            172,860
     2,500   Hasbro, Inc.                                                    29,700
     7,900   Sensient Technologies Corp.                                    176,407
     5,300   Teleflex, Inc.                                                 219,473
                                                                     --------------
                                                                            761,680
-------------------------------------------------------------------------------------
Drugs & Healthcare  7.7%
     1,300   Apria Healthcare Group, Inc.(a)                                 35,035
     4,500   Arrow International, Inc.                                      157,359
     2,000   Celgene Corp.                                                   55,500
     6,850   DENTSPLY International, Inc.                                   236,753
    10,500   Invacare Corp.                                                 347,550
     4,100   Manor Care, Inc.(a)                                             78,925
    11,250   Meridian Diagnostic                                             61,875
     4,000   Owens & Minor, Inc.                                             57,400
     3,750   Pharmaceutical Product Development, Inc.(a)                    154,688
     3,300   Renal Care Group, Inc.(a)                                       86,006
     6,100   STERIS Corp.(a)                                                109,800
     3,000   Varian Medical Systems, Inc.(a)                                135,188
       650   Vital Signs, Inc.                                               20,678
                                                                     --------------
                                                                          1,536,757
-------------------------------------------------------------------------------------
Educational Services  0.5%
     4,200   ITT Educational Services, Inc.(a)                              102,690

    56                                     See Notes to Financial Statements

       Target Funds     Small Capitalization Value Fund
             Portfolio of Investments as of January 31, 2001 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Electrical Equipment  4.0%
     3,700   Anixter International, Inc.(a)                          $      103,711
     3,200   Avista Corp.                                                    55,200
     1,700   Belden, Inc.                                                    46,937
     3,600   Federal Signal Corp.                                            79,416
     4,800   Littelfuse, Inc.                                               139,500
     6,300   Sensormatic Electronics Corp.(a)                               121,464
     2,200   Technitrol, Inc.                                               114,400
     7,100   Woodhead Industries, Inc.                                      130,019
                                                                     --------------
                                                                            790,647
-------------------------------------------------------------------------------------
Electronics  6.2%
     8,600   AMETEK, Inc.                                                   229,104
     3,200   C&D Technologies, Inc.                                         177,600
     2,500   Dallas Semiconductor Corp.                                      92,950
     1,900   Electro Scientific Industries, Inc.(a)                          67,450
     1,200   Gentex Corp.(a)                                                 29,700
     3,200   Harman International Industries, Inc.                          112,832
     2,100   KEMET Corp.(a)                                                  48,300
     1,800   Methode Eletronics, Inc., Cl.A                                  40,837
    10,000   Pioneer Standard Electronics, Inc.                             140,000
     5,200   Rogers Corp.(a)                                                202,800
     8,400   Viasystems Group Inc.                                           84,168
                                                                     --------------
                                                                          1,225,741
-------------------------------------------------------------------------------------
Engineering Services  0.6%
     5,900   Oceaneering International, Inc.(a)                             110,920
-------------------------------------------------------------------------------------
Financial Services  1.3%
     4,600   Allied Capital Corp.                                           106,087
     3,700   Heller Financial, Inc., Cl.A                                   126,577
       600   Investment Technology Group                                     28,206
                                                                     --------------
                                                                            260,870
-------------------------------------------------------------------------------------
Food & Beverages  3.4%
     4,300   Lancaster Colony Corp.                                         115,831
     7,100   Marcus Corp.                                                   102,950
     3,300   Performance Food Group Co.(a)                                  165,000
     9,200   PepsiAmericas, Inc.                                            147,016

    See Notes to Financial Statements                                     57

       Target Funds     Small Capitalization Value Fund
             Portfolio of Investments as of January 31, 2001 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
     7,900   United Natural Foods, Inc.(a)                           $      147,631
                                                                     --------------
                                                                            678,428
-------------------------------------------------------------------------------------
Homebuilders  0.7%
     1,600   Martin Marietta Materials, Inc.                                 67,792
     2,000   Toll Brothers, Inc.(a)                                          69,600
                                                                     --------------
                                                                            137,392
-------------------------------------------------------------------------------------
Hotels & Restaurants  0.3%
     5,200   Prime Hospitality Corp.(a)                                      68,900
-------------------------------------------------------------------------------------
Household Appliances & Home Furnishings  0.8%
     2,750   Chromcraft Revington, Inc.(a)                                   27,527
     1,300   Ethan Allen Interiors, Inc.                                     47,801
     3,400   Furniture Brands International, Inc.(a)                         87,040
                                                                     --------------
                                                                            162,368
-------------------------------------------------------------------------------------
Industrial Machinery  2.1%
     1,300   Crane Co.                                                       35,711
     3,300   Graco, Inc.                                                    124,641
     4,200   Manitowoc Co., Inc.                                            125,790
     5,000   Stewart & Stevenson Services, Inc.                             125,625
                                                                     --------------
                                                                            411,767
-------------------------------------------------------------------------------------
Insurance  4.9%
     2,100   Amerus Group Company                                            62,370
     2,900   Arthur J. Gallagher & Co.                                       75,023
     5,100   Brown & Brown, Inc.                                            175,695
     2,200   Everest Reinsurance Group, Ltd.                                126,280
     5,000   First Financial Holdings Inc.                                  105,000
     2,400   HCC Insurance Holdings, Inc.                                    54,000
     6,900   Horace Mann Educators Corp.                                    114,747
     4,300   Protective Life Corp.                                          126,420
     2,200   Radian Group, Inc.                                             136,708
                                                                     --------------
                                                                            976,243
-------------------------------------------------------------------------------------
Leisure  0.4%
     4,400   Brunswick Corp.                                                 85,932

    58                                     See Notes to Financial Statements

       Target Funds     Small Capitalization Value Fund
             Portfolio of Investments as of January 31, 2001 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Manufacturing  2.8%
     6,600   AptarGroup, Inc.                                        $      197,472
     5,800   Flowserve Corp.                                                130,732
     5,200   Roper Industries, Inc.                                         199,160
     1,000   Snap-on, Inc.                                                   29,500
                                                                     --------------
                                                                            556,864
-------------------------------------------------------------------------------------
Medical & Dental Supplies  0.6%
     2,000   Gene Logic                                                      48,000
     3,200   INAMED Corp.(a)                                                 65,600
                                                                     --------------
                                                                            113,600
-------------------------------------------------------------------------------------
Miscellaneous  0.9%
     2,200   Bally Total Fitness Holding Corp.                               66,220
    10,500   Blockbuster, Inc.(a)                                           117,075
                                                                     --------------
                                                                            183,295
-------------------------------------------------------------------------------------
Networking  1.0%
     2,200   Black Box Corp.(a)                                             158,400
     1,600   Computer Network Technology                                     45,100
                                                                     --------------
                                                                            203,500
-------------------------------------------------------------------------------------
Office Equipment  0.2%
     1,400   HON Industries, Inc.                                            35,000
-------------------------------------------------------------------------------------
Oil & Gas  3.1%
     2,700   Barrett Resources Corp.(a)                                     122,850
     4,300   Commscope, Inc.                                                 87,118
     2,600   Helmerich & Payne, Inc.                                        124,306
     3,400   Louis Dreyfus Natural Gas Corp.(a)                             115,940
     5,800   WGL Holdings, Inc.                                             161,240
                                                                     --------------
                                                                            611,454
-------------------------------------------------------------------------------------
Oil Field/Equipment & Services  0.8%
     7,675   Varco International, Inc.(a)                                   159,717
-------------------------------------------------------------------------------------
Paper & Paper Products  1.4%
     9,000   Longview Fibre Co.                                             124,560
     6,600   Packaging Corp. of America(a)                                   93,060

    See Notes to Financial Statements                                     59

       Target Funds     Small Capitalization Value Fund
             Portfolio of Investments as of January 31, 2001 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
     5,000   Wausau-Mosinee Paper Corp.                              $       54,500
                                                                     --------------
                                                                            272,120
-------------------------------------------------------------------------------------
Printing & Publishing  3.5%
    12,300   Banta Corp.                                                    318,447
     1,600   Houghton Mifflin Co.                                            67,456
     1,400   Pulitzer, Inc.                                                  75,670
     4,100   R.H. Donnelley Corp.                                            99,835
     3,700   Valassis Communications, Inc.(a)                               124,505
                                                                     --------------
                                                                            685,913
-------------------------------------------------------------------------------------
Professional Services  0.5%
     2,900   CDI Corp.(a)                                                    46,690
     3,200   Keane, Inc.(a)                                                  53,920
                                                                     --------------
                                                                            100,610
-------------------------------------------------------------------------------------
Real Estate Investment Trust  2.9%
     2,000   Alexandria Real Estate Investment Corp.                         71,800
     5,400   Catellus Development Corp.(a)                                   86,832
     2,700   Chateau Communities, Inc.                                       83,808
     1,400   Chelsea Property Group Inc.                                     53,340
     3,400   FelCor Lodging Trust, Inc.                                      81,600
     2,400   Kilroy Realty Corp.                                             63,840
     3,300   Liberty Property Trust                                          89,595
     1,600   Mack-Cali Reality Corp.                                         43,936
                                                                     --------------
                                                                            574,751
-------------------------------------------------------------------------------------
Retail - Apparel  1.9%
     2,400   AnnTaylor Stores Corp.(a)                                       70,440
     4,100   Lands' End, Inc.(a)                                            121,606
     3,900   Tommy Hilfiger Corp.(a)                                         55,380
    10,700   Venator Group, Inc.(a)                                         138,565
                                                                     --------------
                                                                            385,991
-------------------------------------------------------------------------------------
Retail - Grocery  0.7%
    10,700   Ruddick Corp.                                                  122,301
     3,200   Wild Oats Market, Inc.(a)                                       22,600
                                                                     --------------
                                                                            144,901

    60                                     See Notes to Financial Statements

       Target Funds     Small Capitalization Value Fund
             Portfolio of Investments as of January 31, 2001 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Retail Trade  1.0%
     6,700   Borders Group, Inc.(a)                                  $       94,470
     4,800   Ross Stores, Inc.                                              109,800
                                                                     --------------
                                                                            204,270
-------------------------------------------------------------------------------------
Software  2.8%
     9,700   Answerthink, Inc.(a)                                            74,872
     2,900   Avocent Corp.                                                   89,900
     3,300   Dendrite International, Inc.(a)                                 61,875
     2,600   Diebold, Inc.                                                   76,700
     2,400   J.D. Edwards & Co.(a)                                           41,100
    10,700   Progress Software Corp.                                        161,169
     3,400   Storage Technology Corp.(a)                                     44,336
                                                                     --------------
                                                                            549,952
-------------------------------------------------------------------------------------
Telecommunication  1.6%
     4,000   Allen Telecom, Inc.(a)                                          78,960
     7,300   ANTEC Corp.(a)                                                 101,744
     8,000   Brightpoint, Inc.(a)                                            38,500
     3,600   West Teleservices Corp.                                         95,175
                                                                     --------------
                                                                            314,379
-------------------------------------------------------------------------------------
Trucking & Freight Forwarding  1.3%
     2,500   CNF Transportation, Inc.                                        85,800
     8,900   Werner Enterprises, Inc.                                       169,656
                                                                     --------------
                                                                            255,456
-------------------------------------------------------------------------------------
Utilities  2.7%
     3,500   Equitable Resources, Inc.                                      205,380
     3,500   National Fuel Gas Co.                                          183,785
     3,600   Orion Power Holdings Inc.                                       83,160
     4,700   Sierra Pacific Resources                                        68,667
                                                                     --------------
                                                                            540,992
                                                                     --------------
             Total common stocks (cost $15,525,261)                      18,228,795
                                                                     --------------

    See Notes to Financial Statements                                     61

       Target Funds     Small Capitalization Value Fund
             Portfolio of Investments as of January 31, 2001 (Unaudited)

Principal
Amount
(000)         Description                                            Value (Note 1)
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  7.9%
-------------------------------------------------------------------------------------
U.S. Government Securities  4.3%
              United Stated Treasury Bills
$        50   5.00%, 2/22/01                                         $       49,841
        125   5.125%, 2/22/01                                               124,635
         45   5.215%, 2/22/01                                                44,871
         50   5.3025%, 2/22/01                                               49,848
         30   5.515%, 2/22/01                                                29,903
         25   5.6365%, 2/22/01                                               24,922
         60   5.7525%, 2/22/01                                               59,814
         15   5.905%, 2/22/01                                                14,952
         20   6.02%, 2/22/01                                                 19,936
         30   6.12%, 2/22/01                                                 29,905
         30   6.13%, 2/22/01                                                 29,905
         15   6.16%, 2/22/01                                                 14,952
         20   4.8375%, 4/12/01                                               19,811
         30   4.9225%, 4/12/01                                               29,716
         25   5.045%, 4/12/01                                                24,763
         65   5.05%, 4/12/01                                                 64,385
         20   5.0575%, 4/12/01                                               19,811
         45   5.0775%, 4/12/01                                               44,574
         20   5.0975%, 4/12/01                                               19,811
         25   5.10%, 4/12/01                                                 24,763
        115   5.17%, 4/12/01                                                113,911
                                                                     --------------
                                                                            855,029
                                                                     --------------
-------------------------------------------------------------------------------------
Investment Company  3.6%
        708   Seven Seas Money Market Fund
               5.92%(b)                                                     707,926
                                                                     --------------
              Total Short-term Investments (cost $1,562,748)              1,562,955
                                                                     --------------
              Total Investments  99.7%
               (cost $17,088,009; Note 4)                                19,791,750
              Other assets in excess of liabilities  0.3%                    55,093
                                                                     --------------
              Net Assets  100%                                       $   19,846,843
                                                                     --------------
                                                                     --------------

------------------------------
(a) Non-income producing security.
(b) Rate represents yield at purchase date.
    62                                     See Notes to Financial Statements

       Target Funds     International Equity Fund
             Portfolio of Investments as of January 31, 2001 (Unaudited)

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.2%
Common Stocks  97.2%
-------------------------------------------------------------------------------------
Australia  0.5%
    10,200   Broken Hill Proprietary Co., Ltd.                       $      105,406
-------------------------------------------------------------------------------------
Denmark  1.1%
     4,400   Tele Danmark A.S.                                              238,910
-------------------------------------------------------------------------------------
Finland  0.9%
     6,100   UPM-Kymmene Oyj                                                191,386
-------------------------------------------------------------------------------------
France  13.2%
     3,200   Alcatel                                                        189,924
     5,745   Aventis SA                                                     454,363
     2,310   Axa SA                                                         317,860
     2,700   Banque Nationale de Paris                                      249,862
     1,450   Compagnie de Saint-Gobain                                      235,701
     4,500   Lagardere SCA                                                  286,981
     1,790   Suez Lyonnaise des Eaux                                        289,969
     3,580   Total Fina SA, Ser. B                                          528,277
     3,500   Vivendi SA                                                     264,753
                                                                     --------------
                                                                          2,817,690
-------------------------------------------------------------------------------------
Germany  7.0%
     1,370   Allianz AG                                                     470,585
     7,750   Bayerische Vereinsbank AG                                      457,808
     9,700   Thyssen Krupp AG(a)                                            181,517
     6,750   Veba AG(a)                                                     373,284
                                                                     --------------
                                                                          1,483,194
-------------------------------------------------------------------------------------
Ireland  0.8%
     3,300   Elan Corp., PLC, ADR(a)                                        165,660
-------------------------------------------------------------------------------------
Italy  3.5%
    12,928   Alleanza Assicurazioni                                         200,880
    45,000   ENI SpA                                                        292,846
    15,800   Sao Paolo Imi SpA                                              264,335
                                                                     --------------
                                                                            758,061

    See Notes to Financial Statements                                     63

       Target Funds     International Equity Fund
             Portfolio of Investments as of January 31, 2001 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Japan  18.7%
     1,100   Acom Co., Ltd.(a)                                       $       87,803
     7,000   Canon, Inc.                                                    261,030
    17,000   Fujitsu, Ltd.                                                  286,729
    28,000   Hitachi, Ltd.                                                  263,436
    11,000   Kao Corp.                                                      275,981
        48   Mizuho Holdings, Inc.(a)                                       280,449
    24,000   Nikko Securities                                               174,868
        31   Nippon Telegraph & Telephone Corp.                             215,750
    72,000   Nissan Motor Co., Ltd.(a)                                      438,613
        10   NTT Mobile Communications Network, Inc.                        192,465
     2,500   Orix Corp.                                                     250,247
    49,000   Sakura Bank, Ltd.                                              304,816
     8,000   Sankyo Co., Ltd.(a)                                            159,814
     4,800   Sony Corp.                                                     348,499
    32,000   Sumitomo Trust & Banking Co., Ltd.                             204,837
     2,800   TDK Corp.                                                      248,279
                                                                     --------------
                                                                          3,993,616
-------------------------------------------------------------------------------------
Netherlands  11.0%
    12,500   ABN AMRO Holdings NV                                           323,522
    11,000   Akzo Nobel NV                                                  532,020
    16,000   Getronics NV(a)                                                107,996
     5,500   Heineken NV                                                    313,375
     7,700   ING Groep NV                                                   588,980
     5,735   Koninklijke Philips Electronics NV(a)                          220,833
    10,700   Wolters Kluwer NV                                              259,203
                                                                     --------------
                                                                          2,345,929
-------------------------------------------------------------------------------------
Portugal  1.3%
    24,700   Portugal Telecom SA                                            272,729
-------------------------------------------------------------------------------------
Singapore  3.6%
    43,000   Overseas-Chinese Banking Corp., Ltd.                           315,668
    55,896   United Overseas Bank, Ltd.                                     442,398
                                                                     --------------
                                                                            758,066

    64                                     See Notes to Financial Statements

       Target Funds     International Equity Fund
             Portfolio of Investments as of January 31, 2001 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Spain  3.1%
    21,000   Endesa SA                                               $      373,620
    14,920   Telefonica de Espana SA                                        285,728
       298   Telefonica SA                                                    5,714
                                                                     --------------
                                                                            665,062
-------------------------------------------------------------------------------------
Sweden  4.3%
    21,200   Electrolux AB, Ser. B                                          314,157
    27,000   Investor AB                                                    402,943
    11,600   Svenska Handelsbanken AB                                       192,622
                                                                     --------------
                                                                            909,722
-------------------------------------------------------------------------------------
Switzerland  4.0%
     2,040   ABB, Ltd.                                                      202,497
        30   Roche Holdings AG                                              275,683
       654   Zurich Allied AG                                               376,366
                                                                     --------------
                                                                            854,546
-------------------------------------------------------------------------------------
United Kingdom  24.2%
     4,300   AstraZeneca Group PLC(a)                                       186,780
    67,200   BP Amoco PLC                                                   578,002
    47,000   British Aerospace PLC                                          203,331
    37,300   British Telecommunications PLC                                 388,153
    47,300   Cadbury Schweppes PLC                                          302,795
    34,900   Diageo PLC                                                     335,378
    13,000   GKN PLC                                                        157,891
    18,389   Glaxosmithkline PLC                                            482,442
    36,220   Great Universal Stores PLC                                     269,981
    24,000   Halifax Group PLC(a)                                           230,808
    26,600   HSBC Holdings PLC                                              413,654
   143,600   Invensys PLC                                                   386,177
    27,900   National Grid Group PLC                                        254,450
    14,400   Prudential Corp. PLC                                           216,988
   107,500   Tesco PLC                                                      378,651

    See Notes to Financial Statements                                     65

       Target Funds     International Equity Fund
             Portfolio of Investments as of January 31, 2001 (Unaudited) Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
   104,200   Vodafone AirTouch PLC                                   $      368,550
                                                                     --------------
                                                                          5,154,031
                                                                     --------------
             Total long-term investments (cost $21,837,008)              20,714,008
                                                                     --------------
SHORT-TERM INVESTMENTS  3.6%
Principal
Amount
(000)
-------------------------------------------------------------------------------------
U.S. Government Securities
             United States Treasury Bills
$        5   5.233%, 2/22/01                                                  4,985
         5   5.868%, 2/22/01                                                  4,983
        10   6.10%, 2/22/01                                                   9,964
        10   6.15%, 2/22/01                                                   9,964
        10   6.155%, 2/22/01                                                  9,964
        50   4.838%, 4/12/01                                                 49,518
       125   4.923%, 4/12/01                                                123,795
        30   5.005%, 4/12/01                                                 29,711
        65   5.078%, 4/12/01                                                 64,373
        65   5.098%, 4/12/01                                                 64,373
       365   5.17%, 4/12/01                                                 361,480
        35   5.185%, 4/12/01                                                 34,663
                                                                     --------------
             Total short-term investments (cost $767,594)                   767,773
                                                                     --------------
             Total Investments  100.8%
              (cost $22,604,602; Note 4)                                 21,481,781
             Liabilities in excess of other assets  (0.8%)                 (166,968)
                                                                     --------------
             Net Assets  100%                                        $   21,314,813
                                                                     --------------
                                                                     --------------

------------------------------
(a) Non-income producing security.
AB--Antiebolay (Swedish Stock Company).
ADR--American Depository Receipts.
AG--Aktiengesellschaft (German Stock Company).
NV--Naamkee Vennootachap (Dutch Corporation).
PLC--Public Limited Company (British Corporation).
SA--Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation).
SpA--Societa par Atione (Italian Corporation).
    66                                     See Notes to Financial Statements

       Target Funds     International Equity Fund
             Portfolio of Investments as of January 31, 2001 (Unaudited) Cont'd. The industry classification of portfolio holdings and other assets (net) shown as a percentage of net assets as of January 31, 2001 was as follows:

Banks.....................................................................   12.9%
Telecommunications........................................................   11.3
Insurance.................................................................   10.2
Pharmaceuticals...........................................................    8.1
Financial Services........................................................    7.5
Oil & Gas Exploration & Production........................................    6.6
Electronics...............................................................    5.1
Food & Beverages..........................................................    4.5
U.S. Treasury Securities..................................................    3.6
Utilities.................................................................    3.1
Retail....................................................................    3.0
Engineering & Equipment...................................................    2.8
Automobiles & Trucks......................................................    2.8
Industrial Conglomerates..................................................    2.6
Diversified Operations....................................................    2.6
Chemicals.................................................................    2.5
Consumer Durable Goods....................................................    1.5
Diversified Consumer Products.............................................    1.3
Computers.................................................................    1.3
Publishing................................................................    1.2
Office Equipment & Supplies...............................................    1.2
Leasing...................................................................    1.2
Containers & Packaging....................................................    1.1
Paper & Forest Products...................................................    0.9
Aerospace/Defense.........................................................    0.9
Natural Resources.........................................................    0.5
Computer Services.........................................................    0.5
                                                                            -----
                                                                            100.8
Liabilities in excess of other assets.....................................   (0.8)
                                                                            -----
                                                                            100.0%
                                                                            -----
                                                                            -----

    See Notes to Financial Statements                                     67

       Target Funds     Total Return Bond Fund
             Portfolio of Investments as of January 31, 2001 (Unaudited)

              Principal
Moody's       Amount
Rating        (000)            Description                              Value (Note 1)
---------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  135.1%
Corporate Bonds  12.2%
-------------------------------------------------------------------------------------
Banking  3.9%
                               Bank Tokyo Mitsubishi Ltd,
A3            $      200       8.40%, 4/15/10                           $       213,111
                               United States Bancorp, M.T.N.,
A1                   500       6.924%, 3/26/03                                  502,153
                               Korea Development Bank,
Baa2                 500       7.625%, 10/1/02                                  509,414
                                                                        ---------------
                                                                              1,224,678
-------------------------------------------------------------------------------------
Commercial Services  1.9%
                               Cox Enterprises, Inc., F.R.N.,
Baa1                 600       6.425%, 5/1/03                                   599,813
-------------------------------------------------------------------------------------
Financial Services  6.4%
                               Ford Motor Credit Corp., F.R.N.,
A2                   500       6.75%, 5/23/05                                   508,825
                               Ford Motor Credit Corp.,
A2                   500       6.938%, 11/12/02                                 500,000
                               General Motors Acceptance Corp.
                                  M.T.N.,
A2                   500       6.96%, 11/12/02                                  497,810
                               Halifax Group Euro Finance,
Aa3                  300       7.627%, 12/29/49                                 290,770
                               Heller Financial, Inc., M.T.N.,
A3                   200       6.50%, 7/22/02                                   200,812
                                                                        ---------------
                                                                              1,998,217
                                                                        ---------------
                               Total corporate bonds (cost
                                  $3,766,019)                                 3,822,708
                                                                        ---------------
-------------------------------------------------------------------------------------
Asset-Backed Securities  16.5%
                               Advanta Mortgage Loan Trust, Series
                                  1999-4,
Aaa                  200       7.022%, 11/25/29                                 170,177
                               Amortizing Residential Collateral
                                  Trust,
Aaa                  277       5.973%, 9/25/30                                  276,949
Aaa                  300       7.07%, 2/20/21                                   302,164

    68                                     See Notes to Financial Statements

       Target Funds     Total Return Bond Fund
             Portfolio of Investments as of January 31, 2001 (Unaudited) Cont'd.

              Principal
Moody's       Amount
Rating        (000)            Description                              Value (Note 1)
---------------------------------------------------------------------------------------------
                               Bayview Financial Mortgage Loan Trust,
Aaa           $      400       7.104%, 7/25/30                          $       370,691
Aaa                  300       7.104%, 11/25/30                                 300,000
                               Bear Stearns Adjustable Rate Mortgage
                                  Trust,
Aaa                  300       7.49%, 12/25/30                                  301,765
                               Chase Funding Mortgage Loan,
AAAPound             300       7.934%, 10/25/30                                 291,821
                               Countrywide Mortgage Backed Security,
Aaa                  800       7.50%, 4/25/27                                   778,070
                               Impac Secured Assets CMN Owner Trust,
AAAPound             300       6.413%, 10/25/30                                 281,999
                               Norwest Asset Securities Corp.,
AAAPound             500       6.75%, 10/25/28                                  480,665
                               Novastar Home Equity Loan,
Aaa                  300       6.064%, 1/25/31                                  294,509
                               PNC Mortgage Securities Corp.,
AAAPound             300       6.164%, 2/25/30                                  294,499
                               Residential Asset Mortgage Products,
                                  Inc.
                                  Series 2000,
AAAPound             269       6.765%, 9/25/30                                  269,469
                               Salomon Brothers Mortgage Securities,
Aaa                  300       7.60%, 8/25/30                                   292,265
                               Starwood Commercial Mortgage Trust,
Aaa                  800       6.60%, 2/3/09                                    442,865
                                                                        ---------------
                               Total asset-backed securities
                                  (cost $5,054,985)                           5,147,908
                                                                        ---------------
-------------------------------------------------------------------------------------
Municipals  1.4%
                               Carolina Power & Light Co., F.R.N.,
Baa1                 300       6.117%, 7/29/02                                  305,009
                               Denton Tex. Util. Sys. Rev.,
Aaa                  150       5.41%, 12/1/29                                   139,302
                                                                        ---------------
                               Total municipals (cost $434,145)                 444,311
                                                                        ---------------

    See Notes to Financial Statements                                     69

       Target Funds     Total Return Bond Fund
             Portfolio of Investments as of January 31, 2001 (Unaudited) Cont'd.

              Principal
Moody's       Amount
Rating        (000)            Description                              Value (Note 1)
---------------------------------------------------------------------------------------------
U.S. Government Agency Mortgage Backed Securities  64.1%
                               Federal Home Loan Mortgage Corp.,
Aaa           $      500       5.50%, 1/1/31                            $       474,375
Aaa                  300       8.00%, 12/15/24                                  305,811
                               Federal National Mortgage Assn.,
Aaa                1,000       6.625%, 9/15/09                                1,055,160
Aaa                2,100       7.50%, 2/12/31                                 2,147,250
Aaa                  500       6.35%, 10/18/30                                  429,854
                               Government National Mortgage Assn.,
Aaa                1,300       7.50%, 11/20/29                                1,160,849
Aaa                  500       6.332%, 10/16/30                                 470,688
Aaa                  300       6.236%, 9/20/30                                  295,415
Aaa                1,000       6.50%, 2/20/31                                   999,219
Aaa                  300       7.00%, 2/20/31                                   304,500
Aaa                8,700       7.50%, 2/20/31                                 8,925,678
Aaa                  500       8.00%, 2/20/31                                 1,136,155
Aaa                2,200       8.50%, 2/20/31                                 2,295,568
                                                                        ---------------
                               Total U.S. government agency
                                  mortgage backed securities
                                  (cost $19,879,744)                         20,000,522
                                                                        ---------------
-------------------------------------------------------------------------------------
U.S. Government Securities  27.7%
                               United States Treasury Bonds Strips,
Aaa                4,900       Zero Coupon, 2/15/19                           1,733,277
Aaa                  400       6.25%, 8/15/23                                   430,748
Aaa                1,000       Zero Coupon, 5/15/18                             370,980
Aaa                  700       Zero Coupon, 11/15/21                            210,952
                               United States Treasury Notes,
Aaa                1,099       3.375%, 1/15/07                                1,099,171
Aaa                1,957       3.625%, 7/15/02                                1,975,469
Aaa                2,700       5.75%, 8/15/10                                 2,819,394
                                                                        ---------------
                               Total U.S. government securities
                                  (cost $8,504,721)                           8,639,991
                                                                        ---------------

    70                                     See Notes to Financial Statements

       Target Funds     Total Return Bond Fund
             Portfolio of Investments as of January 31, 2001 (Unaudited) Cont'd.

              Principal
Moody's       Amount
Rating        (000)            Description                              Value (Note 1)
---------------------------------------------------------------------------------------------
Foreign Government Obligations  13.2%
                               Germany Government Bonds,
Aaa           $    3,100       5.25%, 1/4/11                            $     2,988,076
Aaa                  400       5.25%, 7/4/10                                    385,186
Aaa                  120       6.25%, 1/4/24                                    124,290
Aaa                  300       6.25%, 1/4/30                                    316,188
Aaa                  270       6.50%, 7/4/27                                    289,434
                                                                        ---------------
                               Total foreign government obligations
                                  (cost $4,144,476)                           4,103,174
                                                                        ---------------
                               Total long-term investments
                                  (cost $41,784,090)                         42,158,614
                                                                        ---------------
SHORT-TERM INVESTMENTS  28.0%
-------------------------------------------------------------------------------------
Commercial Paper  11.5%
                               General Electric Capital Corp.,
P1                   500       5.89%, 2/7/01                                    499,509
                               Bellsouth Corp.,
P1                   800       5.57%, 2/21/01                                   797,524
                               National Rural Utilities Cooperative
                                  Finance,
P1                 1,500       5.56%, 2/21/01                                 1,495,367
P1                   800       5.63%, 2/21/01                                   797,502
                                                                        ---------------
                               Total commercial paper
                                  (cost $3,589,903)                           3,589,902
                                                                        ---------------
-------------------------------------------------------------------------------------
Corporate Bonds  14.9%
-------------------------------------------------------------------------------------
Automobiles  1.0%
                               Daimlerchrysler, F.R.N.,
A2                   300       7.35%, 3/16/01                                   300,180
-------------------------------------------------------------------------------------
Communications  2.9%
                               Dominion Resources Inc., F.R.N.,
Baa1                 400       7.23%, 3/15/01                                   401,755
                               Sprint Capital Corp., F.R.N.,
Baa1                 500       7.049%, 11/15/01                                 500,550
                                                                        ---------------
                                                                                902,305

    See Notes to Financial Statements                                     71

       Target Funds     Total Return Bond Fund
             Portfolio of Investments as of January 31, 2001 (Unaudited) Cont'd.

              Principal
Moody's       Amount
Rating        (000)            Description                              Value (Note 1)
---------------------------------------------------------------------------------------------
Financial Services  4.8%
                               American General Finance Corp. M.T.N.,
A2            $      400       6.875%, 12/14/01                         $       404,923
                               Bear Stearns Cos., Inc., F.R.N.,
A2                   400       5.723%, 2/28/01                                  400,946
                               Morgan Stanley Dean Witter, Inc.,
Aa3                  500       5.723%, 1/28/02                                  500,927
                               Verizon Global Funding Corp.,
P1                   200       5.54%, 2/28/01                                   199,169
                                                                        ---------------
                                                                              1,505,965
-------------------------------------------------------------------------------------
Oil & Gas-Production/Pipeline  0.6%
                               Williams Cos, Inc.,
P2                   200       7.23%, 4/10/01                                   200,020
-------------------------------------------------------------------------------------
Paper  1.6%
                               Temple Inland, Inc.,
Baa2                 500       9.00%, 5/1/01                                    502,640
-------------------------------------------------------------------------------------
Utilities-Electric & Gas  4.0%
                               Central Power & Light Co., F.R.N.,
Baa1                 500       7.35%, 11/23/01                                  500,559
                               Public Service Enterprise Group, Inc.,
Baa2                 300       6.258%, 2/21/01                                  300,332
                               Southern California Edison Co.,
Caa2                 200       7.725%, 2/1/01                                   153,000
                               Texas Utilities Electric Co.,
A3                   300       7.286%, 3/20/01                                  300,000
                                                                        ---------------
                                                                              1,253,891
                                                                        ---------------
                               Total corporate bonds
                                  (cost $4,700,225)                           4,665,001
                                                                        ---------------

    72                                     See Notes to Financial Statements

       Target Funds     Total Return Bond Fund
             Portfolio of Investments as of January 31, 2001 (Unaudited) Cont'd.

              Principal
              Amount
              (000)            Description                              Value (Note 1)
---------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT  1.6%
                               State Street Bank & Trust Co.,
                               3.00%, dated 1/31/01, due 2/01/01 in
                                  the amount of $496,041 (cost
                                  $496,000 collateralized by $420,000
                                  U.S. Treasury Bond 7.50%, 11/15/16;
                                  value of collateral including
                                  accrued interest is $508,797)         $       496,000
              $      496
                                                                        ---------------
                               Total short-term investments
                                  (cost $8,786,128)                           8,750,903
                                                                        ---------------
                               Total Investments Before Investments
                                  Sold Short  163.1%
                                  (cost $50,570,218; Note 4)                 50,909,517
                                                                        ---------------
                               Investments Sold Short  (9.9%)
                               United States Treasury Notes,
                  (2,200)      4.75%, 9/15/04                                (2,196,216)
                    (900)      5.13%, 12/31/02                                 (907,452)
                                                                        ---------------
                               Total investments sold short
                                  (cost $3,047,699)                          (3,103,668)
                                                                        ---------------
                               Total Investments, Net of Investments
                                  Sold Short  153.2%
                                  (cost $47,522,519)                         47,805,849
                                                                        ---------------
                               Liabilities in excess of other
                                  assets  (53.2%)                           (16,592,573)
                                                                        ---------------
                               Net Assets  100%                         $    31,213,276
                                                                        ---------------
                                                                        ---------------

------------------------------
Pound Standard & Poor's Rating.
F.R.N.--Floating Rate Note.
M.T.N.--Medium-Term Notes.
The Fund's current Statement of Additional Information contains a desciption of Moody's and Standard & Poor's ratings.
    See Notes to Financial Statements                                     73

       Target Funds     As of January 31, 2001 (Unaudited)
             Statement of Assets and Liabilities

                                                                       Large
                                                                    Capitalization
                                                                    Growth Fund
--------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $247,913,866)                           $279,361,024
Receivable for Fund shares sold                                        1,006,305
Receivable for investments sold                                          877,180
Dividends and interest receivable                                         52,420
                                                                    ------------
      Total assets                                                   281,296,929
                                                                    ------------
LIABILITIES
Payable to custodian                                                         119
Payable for investments purchased                                      6,160,281
Payable for Fund shares repurchased                                      393,438
Distribution fee payable                                                 198,335
Management fee payable                                                   158,672
Accrued expenses and other liabilities                                    73,467
                                                                    ------------
      Total liabilities                                                6,984,312
                                                                    ------------
NET ASSETS                                                          $274,312,617
                                                                    ------------
                                                                    ------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $     23,709
   Paid-in capital, in excess of par                                 257,658,010
                                                                    ------------
                                                                     257,681,719
   Net realized loss                                                 (14,816,260)
   Net unrealized appreciation                                        31,447,158
                                                                    ------------
Net assets, January 31, 2001                                        $274,312,617
                                                                    ------------
                                                                    ------------

    74                                     See Notes to Financial Statements

       Target Funds     As of January 31, 2001 (Unaudited) Cont'd.
             Statement of Assets and Liabilities

                                                                       Large
                                                                    Capitalization
                                                                    Growth Fund
--------------------------------------------------------------------------------------
Class A:
   Net assets                                                       $ 45,686,965
   Shares of beneficial interest issued and outstanding                3,917,575
   Net asset value and redemption price per share                         $11.66
   Maximum sales charge (5% of offering price)                               .61
                                                                    ------------
   Maximum offering price to public                                       $12.27
                                                                    ------------
                                                                    ------------
Class B:
   Net Assets                                                       $ 86,699,604
   Shares of beneficial interest issued and outstanding                7,505,418
   Net asset value, offering price and redemption price per share         $11.55
                                                                    ------------
                                                                    ------------
Class C:
   Net Assets                                                       $141,926,048
   Shares of beneficial interest issued and outstanding               12,286,418
   Net asset value and redemption price per share                         $11.55
   Sales charge (1% of offering price)                                       .12
                                                                    ------------
   Offering price to public                                               $11.67
                                                                    ------------
                                                                    ------------

    See Notes to Financial Statements                                     75

       Target Funds     As of January 31, 2001 (Unaudited) Cont'd.
             Statement of Assets and Liabilities

                                                                        Large
                                                                     Capitalization
                                                                     Value Fund
--------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $40,542,895)                             $43,482,095
Cash                                                                         113
Receivable for investments sold                                          596,728
Receivable for Fund shares sold                                          265,810
Dividends and interest receivable                                         59,343
Deferred offering expenses and other assets                                4,400
Due from manager                                                             937
                                                                     -----------
      Total assets                                                    44,409,426
                                                                     -----------
LIABILITIES
Payable for investments purchased                                      1,541,296
Payable for Fund shares repurchased                                      213,948
Accrued expenses                                                          42,637
Distribution fee payable                                                  30,056
                                                                     -----------
      Total liabilities                                                1,827,937
                                                                     -----------
NET ASSETS                                                           $42,581,489
                                                                     -----------
                                                                     -----------
Net assets were comprised of:
   Shares of beneficial interest, at par                             $     4,011
   Paid-in capital, in excess of par                                  39,672,118
                                                                     -----------
                                                                      39,676,129
   Distribution in excess of net investment income                       (34,926)
   Net realized gain on investments                                        1,086
   Net unrealized appreciation on investments                          2,939,200
                                                                     -----------
Net assets, January 31, 2001                                         $42,581,489
                                                                     -----------
                                                                     -----------

    76                                     See Notes to Financial Statements

       Target Funds     As of January 31, 2001 (Unaudited) Cont'd.
             Statement of Assets and Liabilities

                                                                        Large
                                                                     Capitalization
                                                                     Value Fund
--------------------------------------------------------------------------------------
Class A:
   Net assets                                                        $ 7,826,782
   Shares of beneficial interest issued and outstanding                  736,155
   Net asset value and redemption price per share                         $10.63
   Maximum sales charge (5% of offering price)                               .56
                                                                     -----------
   Maximum offering price to public                                       $11.19
                                                                     -----------
                                                                     -----------
Class B:
   Net Assets                                                        $17,949,449
   Shares of beneficial interest issued and outstanding                1,691,352
   Net asset value, offering price and redemption price per share         $10.61
                                                                     -----------
                                                                     -----------
Class C:
   Net Assets                                                        $16,805,258
   Shares of beneficial interest issued and outstanding                1,583,531
   Net asset value and redemption price per share                         $10.61
   Sales charge (1% of offering price)                                       .11
                                                                     -----------
   Offering price to public                                               $10.72
                                                                     -----------
                                                                     -----------

    See Notes to Financial Statements                                     77

       Target Funds     As of January 31, 2001 (Unaudited) Cont'd.
             Statement of Assets and Liabilities

                                                                       Small
                                                                    Capitalization
                                                                    Growth Fund
--------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $21,904,409)                            $ 22,536,689
Receivable for investments sold                                          403,365
Receivable for Fund shares sold                                          107,840
Dividends and interest receivable                                          6,675
Other assets                                                                 265
                                                                    ------------
      Total assets                                                    23,054,834
                                                                    ------------
LIABILITIES
Payable for investments purchased                                        320,231
Payable for Fund shares repurchased                                      100,098
Accrued expenses and other liabilities                                    17,139
Distribution fee payable                                                  15,481
Management fee payable                                                    12,961
                                                                    ------------
      Total liabilities                                                  465,910
                                                                    ------------
NET ASSETS                                                          $ 22,588,924
                                                                    ------------
                                                                    ------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $      2,136
   Paid-in capital, in excess of par                                  22,988,820
                                                                    ------------
                                                                      22,990,956
   Net investment loss                                                  (255,957)
   Accumulated net realized loss on investments                         (778,355)
   Net unrealized appreciation on investments                            632,280
                                                                    ------------
Net assets, January 31, 2001                                        $ 22,588,924
                                                                    ------------
                                                                    ------------

    78                                     See Notes to Financial Statements

       Target Funds     As of January 31, 2001 (Unaudited) Cont'd.
             Statement of Assets and Liabilities

                                                                       Small
                                                                    Capitalization
                                                                    Growth Fund
--------------------------------------------------------------------------------------
Class A:
   Net assets                                                       $  5,165,401
   Shares of beneficial interest issued and outstanding                  484,218
   Net asset value and redemption price per share                         $10.67
   Maximum sales charge (5% of offering price)                               .56
                                                                    ------------
   Maximum offering price to public                                       $11.23
                                                                    ------------
                                                                    ------------
Class B:
   Net assets                                                       $  9,607,885
   Shares of beneficial interest issued and outstanding                  910,994
   Net asset value, offering price and redemption price per share         $10.55
                                                                    ------------
                                                                    ------------
Class C:
   Net assets                                                       $  7,815,638
   Shares of beneficial interest issued and outstanding                  741,071
   Net asset value and redemption price per share                         $10.55
   Sales charge (1% of offering price)                                       .11
                                                                    ------------
   Offering price to public                                               $10.66
                                                                    ------------
                                                                    ------------

    See Notes to Financial Statements                                     79

       Target Funds     As of January 31, 2001 (Unaudited) Cont'd.
             Statement of Assets and Liabilities

                                                                       Small
                                                                    Capitalization
                                                                     Value Fund
--------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $17,088,009)                            $ 19,791,750
Cash                                                                         232
Receivable for investments sold                                          353,618
Receivable for Fund shares sold                                          204,585
Due from manager                                                          68,258
Dividends and interest receivable                                         18,807
                                                                    ------------
      Total assets                                                    20,437,250
                                                                    ------------
LIABILITIES
Payable for investments purchased                                        372,750
Payable for Fund shares repurchased                                      114,444
Distribution fee payable                                                  12,588
Management fee payable                                                    11,072
Accrued expenses and other liabilities                                    79,553
                                                                    ------------
      Total liabilities                                                  590,407
                                                                    ------------
NET ASSETS                                                          $ 19,846,843
                                                                    ------------
                                                                    ------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $      1,617
   Paid-in capital, in excess of par                                  16,755,019
                                                                    ------------
                                                                      16,756,636
   Net investment loss                                                   (51,849)
   Net realized gain on investments                                      438,315
   Net unrealized appreciation on investments                          2,703,741
                                                                    ------------
Net assets, January 31, 2001                                        $ 19,846,843
                                                                    ------------
                                                                    ------------

    80                                     See Notes to Financial Statements

       Target Funds     As of January 31, 2001 (Unaudited) Cont'd.
             Statement of Assets and Liabilities

                                                                       Small
                                                                    Capitalization
                                                                     Value Fund
--------------------------------------------------------------------------------------
Class A:
   Net assets                                                       $  5,461,950
   Shares of beneficial interest issued and outstanding                  441,814
   Net asset value and redemption price per share                         $12.36
   Maximum sales charge (5% of offering price)                               .65
                                                                    ------------
   Maximum offering price to public                                       $13.01
                                                                    ------------
                                                                    ------------
Class B:
   Net Assets                                                       $  8,168,232
   Shares of beneficial interest issued and outstanding                  667,241
   Net asset value, offering price and redemption price per share         $12.24
                                                                    ------------
                                                                    ------------
Class C:
   Net Assets                                                       $  6,216,661
   Shares of beneficial interest issued and outstanding                  507,856
   Net asset value and redemption price per share                         $12.24
   Sales charge (1% of offering price)                                       .12
                                                                    ------------
   Offering price to public                                               $12.36
                                                                    ------------
                                                                    ------------

    See Notes to Financial Statements                                     81

       Target Funds     As of January 31, 2001 (Unaudited) Cont'd.
             Statement of Assets and Liabilities

                                                                     International
                                                                     Equity Fund
--------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $22,604,602)                             $21,481,781
Cash                                                                       5,872
Receivable for Fund shares sold                                          144,367
Receivable for investments sold                                          103,402
Dividends and interest receivable                                         41,689
Due from manager                                                          14,882
                                                                     -----------
      Total assets                                                    21,791,993
                                                                     -----------
LIABILITIES
Payable to custodian                                                       3,725
Payable for investments purchased                                        308,146
Accrued expenses and other liabilities                                    32,222
Payable for Fund shares repurchased                                      116,124
Distribution fee payable                                                  14,771
Withholding tax payable                                                    2,192
                                                                     -----------
      Total liabilities                                                  477,180
                                                                     -----------
NET ASSETS                                                           $21,314,813
                                                                     -----------
                                                                     -----------
Net assets were comprised of:
   Shares of beneficial interest, at par                             $     2,274
   Paid-in capital, in excess of par                                  22,600,415
                                                                     -----------
                                                                      22,602,689
   Net investment loss                                                  (242,645)
   Accumulated net realized gain on investments                           78,014
   Net unrealized depreciation on investment and foreign currency
      transactions                                                    (1,123,245)
                                                                     -----------
Net assets, January 31, 2001                                         $21,314,813
                                                                     -----------
                                                                     -----------

    82                                     See Notes to Financial Statements

       Target Funds     As of January 31, 2001 (Unaudited) Cont'd.
             Statement of Assets and Liabilities

                                                                    International
                                                                    Equity Fund
--------------------------------------------------------------------------------------
Class A:
   Net assets                                                       $  4,808,885
   Shares of beneficial interest issued and outstanding                  509,377
   Net asset value and redemption price per share                          $9.44
   Maximum sales charge (5% of offering price)                               .50
                                                                    ------------
   Maximum offering price to public                                        $9.94
                                                                    ------------
                                                                    ------------
Class B:
   Net Assets                                                       $  7,742,734
   Shares of beneficial interest issued and outstanding                  827,586
   Net asset value, offering price and redemption price per share          $9.36
                                                                    ------------
                                                                    ------------
Class C:
   Net Assets                                                       $  8,763,194
   Shares of beneficial interest issued and outstanding                  936,661
   Net asset value and redemption price per share                          $9.36
   Sales charge (1% of offering price)                                       .09
                                                                    ------------
   Offering price to public                                                $9.45
                                                                    ------------
                                                                    ------------

    See Notes to Financial Statements                                     83

       Target Funds     As of January 31, 2001 (Unaudited) Cont'd.
             Statement of Assets and Liabilities

                                                                    Total Return
                                                                     Bond Fund
--------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $50,570,218)                            $ 50,909,517
Foreign currency at value (cost $17,580)                                  17,567
Receivable for investments sold                                        7,324,358
Receivable for Fund shares sold                                          431,426
Interest receivable                                                      358,809
Due from manager                                                          70,216
Deferred expenses and other assets                                         4,214
                                                                    ------------
      Total assets                                                    59,116,107
                                                                    ------------
LIABILITIES
Payable for investments purchased                                     24,562,744
Investment sold short at value (proceeds received $3,047,699
(Note 1))                                                              3,103,668
Accrued expenses                                                         119,231
Dividends payable                                                         43,420
Payable for Fund shares reacquired                                        33,917
Payable to custodian                                                      19,959
Distribution fee payable                                                  15,243
Unrealized depreciation on swaps                                           4,649
                                                                    ------------
      Total liabilities                                               27,902,831
                                                                    ------------
NET ASSETS                                                          $ 31,213,276
                                                                    ------------
                                                                    ------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $      3,026
   Paid-in capital, in excess of par                                  30,350,892
                                                                    ------------
                                                                      30,353,918
   Distribution in excess of net investment income                        (7,574)
   Accumulated net realized gain on investments                          582,670
   Net unrealized appreciation on investments and foreign
      currency transactions                                              284,262
                                                                    ------------
Net assets, January 31, 2001                                        $ 31,213,276
                                                                    ------------
                                                                    ------------

    84                                     See Notes to Financial Statements

       Target Funds     As of January 31, 2001 (Unaudited) Cont'd.
             Statement of Assets and Liabilities

                                                                    Total Return
                                                                     Bond Fund
--------------------------------------------------------------------------------------
Class A:
   Net assets                                                       $  8,958,706
   Shares of beneficial interest issued and outstanding                  868,584
   Net asset value and redemption price per share                         $10.31
   Maximum sales charge (4% of offering price)                               .43
                                                                    ------------
   Maximum offering price to public                                       $10.74
                                                                    ------------
                                                                    ------------
Class B:
   Net assets                                                       $ 15,491,385
   Shares of beneficial interest issued and outstanding                1,501,698
   Net asset value, offering price and redemption price per share         $10.32
                                                                    ------------
                                                                    ------------
Class C:
   Net assets                                                       $  6,763,185
   Shares of beneficial interest issued and outstanding                  655,664
   Net asset value and redemption price per share                         $10.32
   Sales charge (1% of offering price)                                       .10
                                                                    ------------
   Offering price to public                                               $10.42
                                                                    ------------
                                                                    ------------

    See Notes to Financial Statements                                     85

       Target Funds     Six Months Ended January 31, 2001 (Unaudited)
             Statements of Operations

                                                                       Large
                                                                    Capitalization
                                                                    Growth Fund
--------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)
Income
   Interest                                                         $    431,983
   Dividends                                                             453,058
   Less: Foreign withholding taxes                                        (1,152)
                                                                    ------------
      Total income                                                       883,889
                                                                    ------------
Expenses
   Management fee                                                        979,763
   Distribution fee--Class A                                              54,261
   Distribution fee--Class B                                             427,631
   Distribution fee--Class C                                             754,985
   Transfer agent's fees and expenses                                     86,000
   Reports to shareholders                                                93,000
   Legal fees and expenses                                                80,000
   Custodian's fees and expenses                                          65,000
   Registration fees                                                      65,000
   Amortization of offering expenses                                      73,694
   Trustees' fees and expenses                                            17,000
   Audit fees                                                              9,000
   Miscellaneous                                                           4,420
                                                                    ------------
      Total expenses                                                   2,709,754
   Less: Expense subsidy                                                      --
                                                                    ------------
       Net expenses                                                    2,709,754
                                                                    ------------
Net investment income (loss)                                          (1,825,865)
                                                                    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                            (7,404,978)
   Foreign currency transactions                                              --
   Swaps                                                                      --
   Short sales                                                                --
                                                                    ------------
                                                                      (7,404,978)
                                                                    ------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                       (26,842,750)
   Foreign currency transactions                                              --
   Swaps                                                                      --
                                                                    ------------
                                                                     (26,842,750)
                                                                    ------------
Net gain (loss)                                                      (34,247,728)
                                                                    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $(36,073,593)
                                                                    ------------
                                                                    ------------

    86                                     See Notes to Financial Statements

       Target Funds     Six Months Ended January 31, 2001 (Unaudited) Cont'd.
             Statements of Operations

   Large            Small            Small
Capitalization   Capitalization   Capitalization   International    Total Return
 Value Fund      Growth Fund       Value Fund      Equity Fund       Bond Fund
--------------------------------------------------------------------------------------
$     38,955     $     31,247     $     34,336     $     19,946     $    891,441
     431,876           17,026          105,142          105,555               --
        (121)              --               --          (12,092)              --
------------     ------------     ------------     ------------     ------------
     470,710           48,273          139,478          113,409          891,441
------------     ------------     ------------     ------------     ------------
     124,939           79,225           57,113           82,171           65,863
       7,762            6,165            5,611            5,636           10,207
      73,647           47,462           33,022           35,916           45,890
      73,789           41,056           26,125           44,255           22,282
      25,000           15,000           15,000           16,000           10,000
      16,000           13,000           13,000           17,000           11,000
       5,000            4,000            5,000            6,000            6,000
      58,000           65,000           75,000           50,000            9,000
      19,000            8,000           15,000            9,000           12,979
      12,979           12,979           12,979           12,979           48,000
       4,000            4,000            7,000            5,000            5,000
       7,000            7,000            7,000           10,000            7,000
       1,598            1,343            2,255              490              755
------------     ------------     ------------     ------------     ------------
     428,714          304,230          274,105          294,447          253,976
     (25,267)              --          (82,778)         (29,035)         (70,216)
------------     ------------     ------------     ------------     ------------
     403,447          304,230          191,327          265,412          183,760
------------     ------------     ------------     ------------     ------------
      67,263         (255,957)         (51,849)        (152,003)         707,681
------------     ------------     ------------     ------------     ------------
     647,018         (754,955)         493,576          210,624          950,458
          --               --               --          (31,333)          31,794
          --               --               --               --            3,948
          --               --               --               --          (19,132)
------------     ------------     ------------     ------------     ------------
     647,018         (754,955)         493,576          179,291          967,068
------------     ------------     ------------     ------------     ------------
   4,300,453         (863,788)       1,891,482       (1,138,964)         198,162
          --               --               --            4,116          (30,034)
          --               --               --               --           (9,691)
------------     ------------     ------------     ------------     ------------
   4,300,453         (863,788)       1,891,482       (1,134,848)         158,437
------------     ------------     ------------     ------------     ------------
   4,947,471       (1,618,743)       2,385,058         (955,557)       1,125,505
------------     ------------     ------------     ------------     ------------
$  5,014,734     $ (1,874,700)    $  2,333,209     $ (1,107,560)    $  1,833,186
------------     ------------     ------------     ------------     ------------
------------     ------------     ------------     ------------     ------------

    See Notes to Financial Statements                                     87

       Target Funds
             Statements of Changes in Net Assets (Unaudited)

                                                Large Capitalization Growth Fund
                                             --------------------------------------
                                                                    November 3,
                                                Six Months            1999(a)
                                                  Ended               Through
                                             January 31, 2001      July 31, 2000
-----------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations
   Net investment income (loss)              $     (1,825,865)   $       (1,987,450)
   Net realized gain (loss) on investment
      and foreign currency transactions            (7,404,978)           (7,411,282)
   Net change in unrealized appreciation
      (depreciation) on investments and
      foreign currency balances                   (26,842,750)           58,289,909
                                             ----------------    ------------------
   Net increase (decrease) in net assets
      resulting from operations                   (36,073,593)           48,891,177
                                             ----------------    ------------------
Dividends and distributions (Note 1)
   Dividends from net investment income
   Class A                                                 --                    --
   Class B                                                 --                    --
   Class C                                                 --                    --
                                             ----------------    ------------------
      Total dividends from net investment
      income                                               --                    --
                                             ----------------    ------------------
   Distributions in excess of net
      investment income
   Class A                                                 --                    --
   Class B                                                 --                    --
   Class C                                                 --                    --
                                             ----------------    ------------------
      Total distributions in excess of net
      investment income                                    --                    --
                                             ----------------    ------------------
   Distributions from net realized capital
      gains
   Class A                                                 --                    --
   Class B                                                 --                    --
   Class C                                                 --                    --
                                             ----------------    ------------------
      Total distributions from net
      realized capital gains                               --                    --
                                             ----------------    ------------------
Fund share transactions (net of share
   conversions; Note 5)
   Net proceeds from shares sold                   74,253,542           245,996,764
   Net asset value of shares to
      shareholders issued in reinvestment
      of dividends and distributions                       --                    --
   Cost of shares reacquired                      (23,100,481)          (35,672,792)
                                             ----------------    ------------------
   Net increase/(decrease) in net assets
      from Fund share transactions                 51,153,061           210,323,972
                                             ----------------    ------------------
      Total increase/(decrease)                    15,079,468           259,215,149
NET ASSETS
Beginning of period                               259,233,149                18,000
                                             ----------------    ------------------
End of period                                $    274,312,617    $      259,233,149
                                             ----------------    ------------------
                                             ----------------    ------------------
------------------------------
(a) Commencement of investment operations.

    88                                     See Notes to Financial Statements

       Target Funds
             Statements of Changes in Net Assets (Unaudited) Cont'd.

     Large Capitalization Value Fund              Small Capitalization Growth Fund
-----------------------------------------     -----------------------------------------
   Six Months        November 3, 1999(a)         Six Months        November 3, 1999(a)
     Ended                 Through                 Ended                 Through
January 31, 2001        July 31, 2000         January 31, 2001        July 31, 2000
---------------------------------------------------------------------------------------------
$         67,263     $              8,977     $       (255,957)    $           (341,952)
         647,018                 (422,443)            (754,955)               2,085,580
       4,300,453               (1,361,253)            (863,788)               1,496,068
----------------     --------------------     ----------------     --------------------
       5,014,734               (1,774,719)          (1,874,700)               3,239,696
----------------     --------------------     ----------------     --------------------
         (30,804)                  (8,977)                  --                       --
         (17,698)                      --                   --                       --
         (18,761)                      --                   --                       --
----------------     --------------------     ----------------     --------------------
         (67,263)                  (8,977)                  --                       --
----------------     --------------------     ----------------     --------------------
         (31,699)                    (393)                  --                       --
         (13,640)                 (13,063)                  --                       --
         (11,256)                 (23,337)                  --                       --
----------------     --------------------     ----------------     --------------------
         (56,595)                 (36,793)                  --                       --
----------------     --------------------     ----------------     --------------------
         (39,411)                      --             (386,775)                      --
         (94,027)                      --             (769,759)                      --
         (90,051)                      --             (656,718)                      --
----------------     --------------------     ----------------     --------------------
        (223,489)                      --           (1,813,252)                      --
----------------     --------------------     ----------------     --------------------
      11,785,557               40,139,297            6,044,453               25,578,512
         330,183                   42,947            1,753,958                       --
      (3,627,039)              (8,954,354)          (2,435,907)              (7,921,836)
----------------     --------------------     ----------------     --------------------
       8,488,701               31,227,890            5,362,504               17,656,676
----------------     --------------------     ----------------     --------------------
      13,156,088               29,407,401            1,674,552               20,896,372
      29,425,401                   18,000           20,914,372                   18,000
----------------     --------------------     ----------------     --------------------
$     42,581,489     $         29,425,401     $     22,588,924     $         20,914,372
----------------     --------------------     ----------------     --------------------
----------------     --------------------     ----------------     --------------------

    See Notes to Financial Statements                                     89

       Target Funds
             Statements of Changes in Net Assets (Unaudited)

                                                       Small Capitalization Value
                                                                  Fund
                                                      -----------------------------
                                                      Six Months      November 3,
                                                         Ended          1999(a)
                                                      January 31,       Through
                                                         2001        July 31, 2000
-----------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations
   Net investment income (loss)                       $   (51,849)   $     (170,028)
   Net realized gain (loss) on investment and
      foreign currency transactions                       493,576           612,051
   Net change in unrealized appreciation
      (depreciation) of investments                     1,891,482           812,259
                                                      -----------    --------------
   Net increase (decrease) in net assets resulting
      from operations                                   2,333,209         1,254,282
                                                      -----------    --------------
Dividends and distributions
   Dividends from net investment income
   Class A                                                     --                --
   Class B                                                     --                --
   Class C                                                     --                --
                                                      -----------    --------------
      Total dividends from net investment income               --                --
                                                      -----------    --------------
   Distributions in excess of net investment income
   Class A                                                     --                --
   Class B                                                     --                --
   Class C                                                     --                --
                                                      -----------    --------------
      Total distributions in excess of net
      investment income                                        --                --
                                                      -----------    --------------
   Distributions from net realized capital gains
   Class A                                               (143,028)               --
   Class B                                               (224,680)               --
   Class C                                               (174,050)               --
                                                      -----------    --------------
      Total distributions from net realized capital
      gains                                              (541,758)               --
                                                      -----------    --------------
Fund share transactions (net of share conversions;
   Note 5)
   Net proceeds from shares sold                        5,214,441        18,398,192
   Net asset value of shares issued in reinvestment
      of dividends and distributions                      515,443                --
   Cost of shares reacquired                           (1,270,448)       (6,074,518)
                                                      -----------    --------------
   Net increase in net assets from Fund share
      transactions                                      4,459,436        12,323,674
                                                      -----------    --------------
      Total increase                                    6,250,887        13,577,956
NET ASSETS
Beginning of period                                    13,595,956            18,000
                                                      -----------    --------------
End of period                                         $19,846,843    $   13,595,956
                                                      -----------    --------------
                                                      -----------    --------------
------------------------------
(a) Commencement of investment operations.

    90                                     See Notes to Financial Statements

       Target Funds
             Statements of Changes in Net Assets (Unaudited) Cont'd.

     International Equity Fund                 Total Return Bond Fund
-----------------------------------     -------------------------------------
Six Months                               Six Months
   Ended        November 3, 1999(a)        Ended         November 3, 1999(a)
January 31,           Through           January 31,            Through
   2001            July 31, 2000            2001            July 31, 2000
-----------------------------------------------------------------------------------
$  (152,003)    $          (186,379)    $    707,681     $            834,302
    179,291                (120,267)         967,068                 (137,927)
 (1,134,848)                 11,603          158,437                  125,825
-----------     -------------------     ------------     --------------------
 (1,107,560)               (295,043)       1,833,186                  822,200
-----------     -------------------     ------------     --------------------
         --                      --         (232,304)                (407,199)
         --                      --         (320,173)                (229,611)
         --                      --         (155,204)                (197,492)
-----------     -------------------     ------------     --------------------
         --                      --         (707,681)                (834,302)
-----------     -------------------     ------------     --------------------
         --                      --               --                   (9,630)
         --                      --               --                   (4,481)
         --                      --               --                   (4,857)
-----------     -------------------     ------------     --------------------
         --                      --               --                  (18,968)
-----------     -------------------     ------------     --------------------
         --                      --          (77,787)                      --
         --                      --         (144,106)                      --
         --                      --          (61,676)                      --
-----------     -------------------     ------------     --------------------
         --                      --         (283,569)                      --
-----------     -------------------     ------------     --------------------
  4,895,722              35,128,516       12,123,148               37,908,566
         --                      --          866,241                  721,940
 (3,136,608)            (14,188,214)      (8,080,483)             (13,147,002)
-----------     -------------------     ------------     --------------------
  1,759,114              20,940,302        4,908,906               25,483,504
-----------     -------------------     ------------     --------------------
    651,554              20,645,259        5,750,842               25,452,434
 20,663,259                  18,000       25,462,434                   10,000
-----------     -------------------     ------------     --------------------
$21,314,813     $        20,663,259     $ 31,213,276     $         25,462,434
-----------     -------------------     ------------     --------------------
-----------     -------------------     ------------     --------------------

    See Notes to Financial Statements                                     91

       Target Funds
             Financial Highlights (Unaudited)

                                              Large Capitalization Growth Fund
                                          -----------------------------------------
                                                           Class A
                                          -----------------------------------------
                                             Six Months         November 3, 1999(a)
                                               Ended                  Through
                                          January 31, 2001         July 31, 2000
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(d):
Net asset value, beginning of period      $          13.19      $             10.00
                                          ----------------      -------------------
Income from investment operations
Net investment loss                                   (.07)                    (.06)
Net realized and unrealized gain on
   investment transactions                           (1.46)                    3.25
                                          ----------------      -------------------
      Total from investment
      operations                                     (1.53)                    3.19
                                          ----------------      -------------------
Net asset value, end of period            $          11.66      $             13.19
                                          ----------------      -------------------
                                          ----------------      -------------------
TOTAL RETURN(b)                                     (11.52)%                  31.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)           $         45,687      $            38,227
Average net assets (000)                  $         43,055      $            28,788
Ratios to average net assets (c):
   Expenses, including distribution
      and service (12b-1) fees                        1.36%                    1.17%
   Expenses, excluding distribution
      and service (12b-1) fees                        1.11%                     .92%
   Net investment loss                                (.74)%                   (.62)%
Portfolio turnover rate                                 28%                      39%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Calculated based upon average shares outstanding during the period.
    92                                     See Notes to Financial Statements

       Target Funds
             Financial Highlights (Unaudited) Cont'd.

                          Large Capitalization Growth Fund
-------------------------------------------------------------------------------------
                Class B                                      Class C
----------------------------------------     ----------------------------------------
   Six Months        November 3, 1999(a)        Six Months        November 3, 1999(a)
     Ended                 Through                Ended                 Through
January 31, 2001        July 31, 2000        January 31, 2001        July 31, 2000
-------------------------------------------------------------------------------------------
$          13.11     $             10.00     $          13.11     $             10.00
----------------     -------------------     ----------------     -------------------
            (.14)                   (.12)                (.14)                   (.12)
                )
           (1.42                    3.23                (1.42)                   3.23
----------------     -------------------     ----------------     -------------------
           (1.56)                   3.11                (1.56)                   3.11
----------------     -------------------     ----------------     -------------------
$          11.55     $             13.11     $          11.55     $             13.11
----------------     -------------------     ----------------     -------------------
----------------     -------------------     ----------------     -------------------
          (11.82)%                 31.10%              (11.82)%                 31.10%
$         86,700     $            75,819     $        141,926     $           145,187
$         85,446     $            59,151     $        153,804     $           128,884
                %
            2.11                    1.92%                2.11%                   1.92%
                %
            1.11                     .92%                1.11%                    .92%
           (1.48)%                 (1.36)%              (1.47)%                 (1.32)%
              28%                     39%                  28%                     39%

    See Notes to Financial Statements                                     93

       Target Funds
             Financial Highlights (Unaudited) Cont'd.

                                                Large Capitalization Value Fund
                                            ----------------------------------------
                                                            Class A
                                            ----------------------------------------
                                               Six Months        November 3, 1999(a)
                                                  Ended                Through
                                            January 31, 2001        July 31, 2000
------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(d):
Net asset value, beginning of period             $  9.33               $ 10.00
                                                --------              --------
Income from investment operations
Net investment income                                .05                   .05
Net realized and unrealized gain on
   investment transactions                          1.42                  (.69)
                                                --------              --------
      Total from investment operations              1.47                  (.64)
                                                --------              --------
Less distributions:
   Dividends from net investment income             (.05)                 (.03)
   Dividends in excess of net investment
      income                                        (.06)                   --
   Distributions from net realized
      capital gains                                 (.06)
                                                --------              --------
      Total dividends and distributions             (.17)                 (.03)
                                                --------              --------
Net asset value, end of period                   $ 10.63               $  9.33
                                                --------              --------
                                                --------              --------
TOTAL RETURN(b)                                   15.70%                 (6.42)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                  $ 7,827               $ 5,162
Average net assets (000)                         $ 6,159               $ 4,119
Ratios to average net assets(c)(f):
   Expenses, including distribution and
      service (12b-1) fees                          1.65%                 2.36%
   Expenses, excluding distribution and
      service (12b-1) fees                          1.39%                 2.11%
   Net investment income                             .99%                  .63%
Portfolio turnover rate                               25%                   58%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Calculated based upon average shares outstanding during the period.
(e) Less than $.005 per share.
(f) Net of expense subsidy. If the investment manager had not subsidized expenses, the annualized expense ratios would have been 1.78%, 2.53% and 2.53% for Class A, B and C, respectively, for the six months ended January 31, 2001. The annualized net investment income (loss) ratios would have been 0.85%, 0.10% and 0.11%, respectively, for the six months ended January 31, 2001.
    94                                     See Notes to Financial Statements

       Target Funds
             Financial Highlights (Unaudited) Cont'd.

                           Large Capitalization Value Fund
-------------------------------------------------------------------------------------
                Class B                                      Class C
----------------------------------------     ----------------------------------------
   Six Months        November 3, 1999(a)        Six Months        November 3, 1999(a)
     Ended                 Through                Ended                 Through
January 31, 2001        July 31, 2000        January 31, 2001        July 31, 2000
-------------------------------------------------------------------------------------------
$           9.28     $             10.00     $           9.28     $             10.00
----------------     -------------------     ----------------     -------------------
             .01                      --(e)               .01                      --(e)
            1.40                    (.70)                1.40                    (.70)
----------------     -------------------     ----------------     -------------------
            1.41                    (.70)                1.41                    (.70)
----------------     -------------------     ----------------     -------------------
            (.01)                     --                 (.01)                     --
            (.01)                   (.02)                (.01)                   (.02)
            (.06)                     --                 (.06)                     --
----------------     -------------------     ----------------     -------------------
            (.08)                   (.02)                (.08)                   (.02)
----------------     -------------------     ----------------     -------------------
$          10.61     $              9.28     $          10.61     $              9.28
----------------     -------------------     ----------------     -------------------
----------------     -------------------     ----------------     -------------------
           15.25%                  (7.02)%              15.25%                  (7.02)%
$         17,949     $            11,418     $         16,805     $            12,845
$         14,609     $             8,794     $         14,637     $            12,693
            2.40%                   3.11%                2.40%                   3.11%
                %
            1.39                    2.11%                1.39%                   2.11%
             .24%                   (.13)%                .25%                   (.02)%
              25%                     58%                  25%                     58%

    See Notes to Financial Statements                                     95

       Target Funds
             Financial Highlights (Unaudited) Cont'd.

                                              Small Capitalization Growth Fund
                                          -----------------------------------------
                                                           Class A
                                          -----------------------------------------
                                             Six Months         November 3, 1999(a)
                                               Ended                  Through
                                          January 31, 2001         July 31, 2000
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(d):
Net asset value, beginning of period      $          12.62       $            10.00
                                          ----------------      -------------------
Income from investment operations
Net investment loss                                   (.10)                    (.20)
Net realized and unrealized gain
   (loss) on
   investment transactions                            (.90)                    2.82
                                          ----------------      -------------------
      Total from investment
      operations                                     (1.00)                    2.62
                                          ----------------      -------------------
Less distributions
   Distributions from net realized
      capital gains                                   (.95)                      --
                                          ----------------      -------------------
Net asset value, end of period            $          10.67       $            12.62
                                          ----------------      -------------------
                                          ----------------      -------------------
TOTAL RETURN(b)                                      (7.19)%                  26.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)           $          5,165       $            4,667
Average net assets (000)                  $          4,892       $            4,799
Ratios to average net assets (c):
   Expenses, including distribution
      and service (12b-1) fees                        2.10%                    2.69%
   Expenses, excluding distribution
      and service (12b-1) fees                        1.85%                    2.44%
   Net investment loss                               (1.68)%                  (2.10)%
Portfolio turnover rate                                 75%                     112%

------------------------------
(a) Commencement of investment operations.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return does not consider the effects of sales loads. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Calculated based upon average shares outstanding during the period.
    96                                     See Notes to Financial Statements

       Target Funds
             Financial Highlights (Unaudited) Cont'd.

                          Small Capitalization Growth Fund
-------------------------------------------------------------------------------------
                Class B                                      Class C
----------------------------------------     ----------------------------------------
   Six Months        November 3, 1999(a)        Six Months        November 3, 1999(a)
     Ended                 Through                Ended                 Through
January 31, 2001        July 31, 2000        January 31, 2001        July 31, 2000
-------------------------------------------------------------------------------------------
$          12.54     $             10.00     $          12.54     $             10.00
----------------     -------------------     ----------------     -------------------
            (.15)                   (.19)                (.15)                   (.23)
            (.89)                   2.73                 (.89)                   2.77
----------------     -------------------     ----------------     -------------------
           (1.04)                   2.54                (1.04)                   2.54
----------------     -------------------     ----------------     -------------------
            (.95)                     --                 (.95)                     --
----------------     -------------------     ----------------     -------------------
$          10.55     $             12.54     $          10.55     $             12.54
----------------     -------------------     ----------------     -------------------
----------------     -------------------     ----------------     -------------------
           (7.55)%                 25.40%               (7.55)%                 25.40%
$          9,608     $             8,588     $          7,816     $             7,659
$          9,415     $             5,881     $          8,144     $             6,468
            2.85%                   3.44%                2.85%                   3.44%
            1.85%                   2.44%                1.85%                   2.44%
           (2.43)%                 (2.94)%              (2.42)%                 (2.90)%
              75%                    112%                  75%                    112%

    See Notes to Financial Statements                                     97

       Target Funds
             Financial Highlights (Unaudited) Cont'd.

                                              Small Capitalization Value Fund
                                        --------------------------------------------
                                                          Class A
                                        --------------------------------------------
                                            Six Months           November 3, 1999(a)
                                               Ended                   Through
                                         January 31, 2001           July 31, 2000
------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                  $             11.08       $            10.00
                                        -------------------      -------------------
Income from investment operations
Net investment gain (loss)                               --(d)                  (.11)(e)
Net realized and unrealized gain on
   investment transactions                             1.65                     1.19
                                        -------------------      -------------------
      Total from investment
      operations                                       1.65                     1.08
                                        -------------------      -------------------
Less distributions:
Dividends from net investment
income                                                   --                       --
Dividends from net realized gains                      (.37)                      --
                                        -------------------      -------------------
      Total distributions                              (.37)                      --
                                        -------------------      -------------------
Net asset value, end of period          $             12.36       $            11.08
                                        -------------------      -------------------
                                        -------------------      -------------------
TOTAL RETURN(b)                                       15.25%                   10.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)         $             5,462       $            3,863
Average net assets (000)                $             4,452       $            5,083
Ratios to average net assets(c):
   Expenses, including distribution
      and service (12b-1) fees                         1.80%(f)                 3.24%
   Expenses, excluding distribution
      and service (12b-1) fees                         1.55%(f)                 2.99%
   Net investment loss                                 (.09)%(f)               (1.37)%
Portfolio turnover rate                                  27%                      34%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Less than $0.005 per share.
(e) Calculated based upon average shares outstanding during the period.
(f) Net of expense subsidy. If the manager had not subsidized expenses, the annualized expense ratios would have been 2.82%, 3.56% and 3.56% for Class A, B and C, respectively for the six months ended January 31, 2001. The annualized net investment loss ratios would have been (1.11%), (1.86%) and (1.86%), for Class A, B and C, respectively for the six months ended January 31, 2001.
    98                                     See Notes to Financial Statements

       Target Funds
             Financial Highlights (Unaudited) Cont'd.

                           Small Capitalization Value Fund
-------------------------------------------------------------------------------------
                Class B                                      Class C
----------------------------------------     ----------------------------------------
   Six Months        November 3, 1999(a)        Six Months        November 3, 1999(a)
     Ended                 Through                Ended                 Through
January 31, 2001        July 31, 2000        January 31, 2001        July 31, 2000
-------------------------------------------------------------------------------------------
$          11.01     $             10.00     $          11.01     $             10.00
----------------     -------------------     ----------------     -------------------
            (.04)                   (.16)(e)             (.04)                   (.17)(e)
            1.64                    1.17                 1.64                    1.18
----------------     -------------------     ----------------     -------------------
            1.60                    1.01                 1.60                    1.01
----------------     -------------------     ----------------     -------------------
              --                      --                   --                      --
            (.37)                     --                 (.37)                     --
----------------     -------------------     ----------------     -------------------
            (.37)                     --                 (.37)                     --
----------------     -------------------     ----------------     -------------------
$          12.24     $             11.01     $          12.24     $             11.01
----------------     -------------------     ----------------     -------------------
----------------     -------------------     ----------------     -------------------
           14.90%                  10.10%               14.90%                  10.10%
$          8,168     $             5,379     $          6,217     $             4,354
$          6,551     $             3,564     $          5,182     $             3,776
                %(f)
            2.55                    3.99%                2.55%(f)                3.99%
                %(f)
            1.55                    2.99%                1.55%(f)                2.99%
            (.84)%(f)               (2.20)%              (.84)%(f)               (2.16)%
              27%                     34%                  27%                     34%

    See Notes to Financial Statements                                     99

       Target Funds
             Financial Highlights (Unaudited) Cont'd.

                                                  International Equity Fund
                                          -----------------------------------------
                                                           Class A
                                          -----------------------------------------
                                             Six Months         November 3, 1999(a)
                                               Ended                  Through
                                          January 31, 2001         July 31, 2000
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period      $           9.95      $             10.00
                                          ----------------      -------------------
Income from investment operations
Net investment loss                                   (.04)                    (.05)(e)
Net realized and unrealized gain on
   investment transactions                            (.47)                      --(d)
                                          ----------------      -------------------
      Total from investment
      operations                                      (.51)                    (.05)
                                          ----------------      -------------------
Net asset value, end of period            $           9.44      $              9.95
                                          ----------------      -------------------
                                          ----------------      -------------------
TOTAL RETURN(b)                                      (5.13)%                   (.50)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)           $          4,809      $             4,689
Average net assets (000)                  $          4,472      $             4,447
Ratios to average net assets (c):
   Expenses, including distribution
      and service (12b-1) fees                        2.00%(f)                 2.89%
   Expenses, excluding distribution
      and service (12b-1) fees                        1.75%(f)                 2.64%
   Net investment loss                                (.89)%(f)                (.74)%
Portfolio turnover rate                                 13%                      40%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Less than $.005 per share.
(e) Calculated based upon average shares outstanding during the period.
(f) Net of expense subsidy. If the manager had not subsidized expenses, the annualized expense ratios would have been 2.28%, 3.03% and 3.03% for Classes A, B and C, respectively for the six months ended January 31, 2001. The annualized net investment loss ratios would have been (1.18%), (1.93%) and (1.93%), for Classes A, B and C, respectively for the six months ended January 31, 2001.
    100                                    See Notes to Financial Statements

       Target Funds
             Financial Highlights (Unaudited) Cont'd.

                           International Equity Fund
-------------------------------------------------------------------------------
               Class B                                   Class C
-------------------------------------     -------------------------------------
   Six Months        November 3, 1999        Six Months        November 3, 1999
     Ended               Through               Ended               Through
January 31, 2001      July 31, 2000       January 31, 2001      July 31, 2000
-------------------------------------------------------------------------------------
$           9.89     $          10.00     $           9.89     $          10.00
----------------     ----------------     ----------------     ----------------
            (.06)                (.11)(e)             (.07)                (.11)(e)
            (.47)                   --(d)              (.46)                  --(d)
----------------     ----------------     ----------------     ----------------
            (.53)                (.11)                (.53)                (.11)
----------------     ----------------     ----------------     ----------------
$           9.36     $           9.89     $           9.36     $           9.89
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
           (5.36)%              (1.10)%              (5.36)%              (1.10)%
$          7,743     $          7,020     $          8,763     $          8,955
$          7,125     $          6,027     $          8,779     $          8,717
            2.75%(f)             3.64%                2.75%(f)              3.64%
             1.75%(f)            2.64%                1.75%(f)              2.64%
           (1.65)%(f)            (1.45)%             (1.64)%(f)            (1.50)%
              13%                  40%                  13%                  40%

    See Notes to Financial Statements                                    101

       Target Funds
             Financial Highlights (Unaudited) Cont'd.

                                                   Total Return Bond Fund
                                          -----------------------------------------
                                                           Class A
                                          -----------------------------------------
                                             Six Months         November 3, 1999(a)
                                               Ended                  Through
                                          January 31, 2001         July 31, 2000
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period      $           9.99      $             10.00
                                          ----------------      -------------------
Income from investment operations
Net investment income                                  .29                      .33
Net realized and unrealized gain on
   investment transactions                             .43                       --(d)
                                          ----------------      -------------------
      Total from investment
      operations                                       .72                      .33
                                          ----------------      -------------------
Less distributions:
   Dividends from net investment
      income                                          (.29)                    (.33)
   Dividends in excess of net
      investment income                                 --                     (.01)
   Distribution from net realized
      capital gains                                   (.11)                      --
                                          ----------------      -------------------
      Total distributions                             (.40)                    (.34)
                                          ----------------      -------------------
Net asset value, end of period            $          10.31      $              9.99
                                          ----------------      -------------------
                                          ----------------      -------------------
TOTAL RETURN(b)                                       7.28%                    3.32%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)           $          8,959      $             9,875
Average net assets (000)                  $          8,099      $            11,760
Ratios to average net assets(c):
   Expenses, including distribution
      and service (12b-1) fees                        1.05%(e)                 1.96%
   Expenses, excluding distribution
      and service (12b-1) fees                         .80%(e)                 1.71%
   Net investment income                              5.69%(e)                 4.66%
Portfolio turnover rate                                364%                     423%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Less than $.005 per share.
(e) Net of expense subsidy. If the investment manager had not subsidized expenses, the annualized expense ratios would have been 1.58%, 2.08% and 2.08% for Classes A, B and C, respectively for the six months ended January 31, 2001. The annualized net investment income ratios would have been 5.16%, 4.70% and 4.69% for Classes A, B and C, respectively for the six months ended January 31, 2001.
    102                                    See Notes to Financial Statements

       Target Funds
             Financial Highlights (Unaudited) Cont'd.

                               Total Return Bond Fund
-------------------------------------------------------------------------------------
                Class B                                      Class C
----------------------------------------     ----------------------------------------
   Six Months        November 3, 1999(a)        Six Months        November 3, 1999(a)
     Ended                 Through                Ended                 Through
January 31, 2001        July 31, 2000        January 31, 2001        July 31, 2000
-------------------------------------------------------------------------------------------
$           9.99     $             10.00     $           9.99     $             10.00
----------------     -------------------     ----------------     -------------------
             .26                     .29                  .26                     .29
             .44                      --(d)               .44                      --(d)
----------------     -------------------     ----------------     -------------------
             .70                     .29                  .70                     .29
----------------     -------------------     ----------------     -------------------
            (.26)                   (.29)                (.26)                   (.29)
              --                    (.01)                  --                    (.01)
           (0.11)                                        (.11)
----------------     -------------------     ----------------     -------------------
            (.37)                   (.30)                (.37)                   (.30)
----------------     -------------------     ----------------     -------------------
$          10.32     $              9.99     $          10.32     $              9.99
----------------     -------------------     ----------------     -------------------
----------------     -------------------     ----------------     -------------------
            7.02%                   2.95%                7.01%                   2.95%
$         15,491     $             9,739     $          6,763     $             5,849
$         12,138     $             7,304     $          5,893     $             6,393

            1.55%(e)                2.46%                1.55%(e)                 2.46%

             .80%(e)                1.71%                 .80%(e)                 1.71%
            5.23%(e)                4.23%                5.22%(e)                 4.16%
             364%                    423%                 364%                     423%

    See Notes to Financial Statements                                    103

       Target Funds
             Notes to Financial Statements (Unaudited)

      Target Funds is an open-end management investment company. The Trust consists of six separate funds (the 'Fund' or 'Funds'): Large Capitalization Growth Fund, Large Capitalization Value Fund, Small Capitalization Growth Fund, Small Capitalization Value Fund, International Equity Fund and Total Return Bond Fund. The Trust was established as a Delaware business trust on July 8, 1999 and did not have any activity until September 2, 1999 when it issued Prudential Investment Fund Management ('PIFM'), for $100,000, 600 Class A, Class B and Class C shares of each of Large Capitalization Growth Fund, Large Capitalization Value Fund, Small Capitalization Growth Fund, Small Capitalization Value Fund, International Equity Fund and 334 Class A shares and 333 each of Class B and Class C shares of Total Return Bond Fund. The Fund's investment operations commenced on November 3, 1999.

      The Funds' investment objectives are as follows: Large Capitalization Growth Fund--long-term capital appreciation through investment primarily in common stocks that, in the investment adviser's opinion, should have growth faster than that of the S&P 500; Large Capitalization Value Fund--total return of capital appreciation and dividend income through investment primarily in common stocks that, in the adviser's opinion, are undervalued; Small Capitalization Growth Fund--maximum capital appreciation through investment primarily in small company common stocks that, in the investment adviser's opinion, have growth faster than that of the U.S. economy in general; Small Capitalization Value Fund--above average capital appreciation through investment in small company common stocks that, in the investment adviser's opinion, are undervalued or overlooked in the marketplace; International Equity Fund--capital appreciation through investment primarily in stocks of companies domiciled outside the United States; Total Return Bond Fund--total return of current income and capital appreciation through investment primarily in fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than four years but not more than fifteen years.

      The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Funds to meet their obligations may be affected by economic or political developments in a specific industry, region or country.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements.

      Securities Valuations:    Securities, including options, futures contracts
and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade are valued at the last sale price on such
    104

       Target Funds
             Notes to Financial Statements (Unaudited) Cont'd.

exchange or board of trade, on the date of valuation or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day.

      Securities, including options, that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer.

      U.S. Government securities for which market quotations are available are valued at a price provided by an independent broker/dealer or pricing service.

      Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer.

      Securities for which market quotations are not available, are valued in good faith under procedures adopted by the Trustees.

      Short-term securities which mature in sixty days or less are valued at amortized cost which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day the value of collateral is marked to market on a daily basis to ensure the adequacy of collateral. If the seller defaults, and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

      All securities are valued as of 4:15 p.m., New York time.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Funds amortize premiums and discounts paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Such estimates could differ from actuals.
                                                                         105

       Target Funds
             Notes to Financial Statements (Unaudited) Cont'd.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing rates of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the fiscal period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal period. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of short-term securities, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

      Options:    The International Equity and the Total Return Bond Funds may
either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Funds currently own or intend to purchase. When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current
    106

       Target Funds
             Notes to Financial Statements (Unaudited) Cont'd.

market value of the option. If an option expires unexercised, a Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether a Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

      The Fund, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, a Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Short Sales:    Certain portfolios of the Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Until a Portfolio replaces a borrowed security used in short sale, it will set aside liquid assets equal to the current market value of the security sold short or otherwise cover the short position. In addition, the Portfolio may have to make additional subsequent deposits with the broker equal to the change in the market value of the security sold short. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any payments received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

      Foreign Currency Forward Contracts:    The International Equity and the
Total Return Bond Funds may enter into foreign currency forward contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. A foreign currency forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon
                                                                         107

       Target Funds
             Notes to Financial Statements (Unaudited) Cont'd.

entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

      Interest Rate Swaps:    The Target Total Return Bond Fund may enter into
interest rate swaps. In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

      During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by 'marking-to-market' to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract, if any.

      The Fund is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Fund does not anticipate non-performance by any counterparty.

      Dividends and Distributions:    The Total Return Bond Fund declares
dividends from net investment income daily and pays such dividends monthly. All other Funds declare and pay a dividend from net investment income, if any, at least annually. Each Fund declares and pays its net capital gains, if any, at least annually.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    For federal income tax purposes, each Fund is treated as a separate tax-paying entity. It is the intent of each Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign interest and dividends have been provided for in accordance with the Trust's understanding of the applicable country's tax rules and rates.

      Deferred Organizational and Offering Expenses:    Certain costs incurred
in connection with the initial offering of shares of the Fund, which were initially estimated at $300,000, were approximately $402,000. These have been deferred and are being amortized over a 12 month period from the date the Funds' commenced operations. Estimated organizational expenses of the Fund in the amount of approximately
    108

       Target Funds
             Notes to Financial Statements (Unaudited) Cont'd.

$18,000 incurred prior to the offering of the Funds' shares have been reimbursed by Prudential Investments Fund Management LLC ('PIFM').

Note 2. Agreements
The Fund has a management agreement with PIFM. Pursuant to this agreement, PIFM manages the investment operations of the Funds, administers the Funds' affairs and is responsible for the selection, subject to review and approval of the Trustees, of the advisers. PIFM supervises the advisers' performance of advisory services and makes recommendations to the Trustees as to whether the advisers' contracts should be renewed, modified or terminated. PIFM pays for the costs pursuant to the advisory agreements, the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

      The advisers noted below each furnished investment advisory services in connection with the management of the Fund. Effective January 2, 2001, J.P. Morgan Investment Management Inc., the subadviser of the Large Capitalization Value Fund, merged with Chase Manhattan Corp. and changed their name to J.P. Morgan Chase & Co. Effective January 31, 2001, Hotchkis and Wiley, the subadviser of the Large Capitalization Value Fund, changed their name to Mercury Advisors. Effective February 27, 2001, Wood, Struthers & Winthrop, the subadviser of the Small Capitalization Value Fund, changed their name to Credit Suisse Asset Management, LLC. Each of the two advisers of the domestic equity Funds--the Large Capitalization Growth Fund, Large Capitalization Value Fund, Small Capitalization Growth Fund and Small Capitalization Value Fund--manages approximately 50% of the assets of the respective Fund. In general, in order to maintain an approximately equal division of assets between the two advisers, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expenses items) are divided between the two advisers as PIFM deems appropriate. In addition, there is a periodic rebalancing of each Fund's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, each Fund will allocate assets from the better performing of the two advisers to the other.

Fund                                                          Adviser
------------------------------------------   ------------------------------------------
Large Capitalization Growth...............   Oak Associates, Ltd., and
                                             Columbus Circle Investors
Large Capitalization Value................   J.P. Morgan Investment Management, Inc.
                                             and Mercury Advisors
Small Capitalization Growth...............   SawGrass Asset Management, L.L.C. and
                                             Chase Fleming Asset Management USA

                                                                         109

       Target Funds
             Notes to Financial Statements (Unaudited) Cont'd.

Fund                                                          Adviser
------------------------------------------   ------------------------------------------
Small Capitalization Value................   Credit Suisse Asset Management, LLC and
                                             Lazard Asset Management
International Equity......................   Lazard Asset Management
Total Return Bond.........................   Pacific Investment Management Company
                                             (PIMCO)

      The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of the average daily net assets of the Funds as specified below. From its fee, PIFM pays each adviser for its services.

                                                                       Total
Fund                                                               Management Fee
----------------------------------------------------------------   --------------
Large Capitalization Growth.....................................         .70%
Large Capitalization Value......................................         .70%
Small Capitalization Growth.....................................         .70%
Small Capitalization Value......................................         .70%
International Equity............................................         .80%
Total Return Bond...............................................         .50%

      PIFM has agreed to reimburse each Fund (except Large Capitalization Growth), the portion of the management fee for that Fund equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes and brokerage commissions) exceed the percentage stated below, of the Fund's average daily net assets.

Fund                                                                  Expense Limit
-------------------------------------------------------------------   -------------
Large Capitalization Value
   Class A                                                                 1.65%
   Class B                                                                 2.40
   Class C                                                                 2.40
Small Capitalization Growth
   Class A                                                                 2.15
   Class B                                                                 2.90
   Class C                                                                 2.90
Small Capitalization Value
   Class A                                                                 1.80
   Class B                                                                 2.55
   Class C                                                                 2.55

    110

       Target Funds
             Notes to Financial Statements (Unaudited) Cont'd.

Fund                                                                  Expense Limit
-------------------------------------------------------------------   -------------
International Equity
   Class A                                                                 2.00%
   Class B                                                                 2.75
   Class C                                                                 2.75
Total Return Bond
   Class A                                                                 1.05
   Class B                                                                 1.55
   Class C                                                                 1.55

      For the six months ended January 31, 2001 the aggregate annual operating expenses for the Small Capitalization Growth Fund did not exceed the above stated percentages for Class A, Class B and Class C shares, respectively. As a result, no expense subsidy was received by the Fund.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, B and C shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly.

      Pursuant to Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net asset of the Class A, B and C shares, respectively. Such expenses under the Plans were .25% of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively for the six months ended January 31, 2001.

      With respect to the Total Return Bond Fund, such expenses under the Plans were .75 of 1% of the average daily net assets of the Total Return Bond Fund's Class B and Class C shares for the six months ended January 31, 2001.

      PIMS has advised the Fund of its receipt of front-end sales charges resulting from sales of Class A and Class C shares during the six months ended January 31, 2001 as follows:

Fund                                                           Class A     Class C
------------------------------------------------------------   --------    --------
Large Capitalization Growth.................................   $177,200    $223,600
Large Capitalization Value..................................     48,000      24,700
Small Capitalization Growth.................................     22,000      15,500
Small Capitalization Value..................................     17,700      13,100

                                                                         111

       Target Funds
             Notes to Financial Statements (Unaudited) Cont'd.

Fund                                                           Class A     Class C
------------------------------------------------------------   --------    --------
International Equity........................................   $ 12,200    $ 12,300
Total Return Bond...........................................     33,900      13,800

      From these fees, PIMS paid a substantial part of such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the six months ended January 31, 2001, it received the following amounts in contingent deferred sales charges imposed upon certain redemptions by certain Class B and Class C shareholders:

Fund                                                            Class B     Class C
-------------------------------------------------------------   --------    -------
Large Capitalization Growth..................................   $109,400    $68,500
Large Capitalization Value...................................     17,300     14,500
Small Capitalization Growth..................................      7,300      7,000
Small Capitalization Value...................................      5,800      3,600
International Equity.........................................     12,200      8,200
Total Return Bond............................................     21,400     10,400

      PIFM, PIMS and PSI are indirect wholly owned subsidiaries of The Prudential Insurance Company of America. ('Prudential')

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PIFM and an indirect wholly owned subsidiary of Prudential, serves as the Funds' transfer agent. The following amounts represent the fees PMFS charged for the six months ended January 31, 2001 as well as the fees due to PMFS as of January 31, 2001.

                                                  Amount Incurred
                                                    for the Six
                                                    Months Ended      Amount Due as of
Fund                                              January 31, 2001    January 31, 2001
-----------------------------------------------   ----------------    ----------------
Large Capitalization Growth....................       $ 91,700            $ 17,500
Large Capitalization Value.....................         21,400               4,000
Small Capitalization Growth....................         16,300               3,000
Small Capitalization Value.....................         12,500               2,700
International Equity...........................         13,900               2,500
Total Return Bond..............................         17,900               3,500

      For the period ended January 31, 2001, PSI earned approximately $400 and $787 in brokerage commissions on behalf of certain portfolio transactions executed

       Target Funds
             Notes to Financial Statements (Unaudited) Cont'd.

with the Large Capitalization Value Fund and Small Capitalization Growth Fund, respectively.

Note 4. Fund Securities
Purchases and sales of portfolio securities, excluding short-term investments and written options, for the period ended January 31, 2001 were as follows:

Fund                                                    Purchases        Sales
-----------------------------------------------------  ------------   ------------
Large Capitalization Growth..........................  $119,172,143   $ 74,284,228
Large Capitalization Value...........................    16,054,344      8,518,889
Small Capitalization Growth..........................    19,690,718     16,240,185
Small Capitalization Value...........................     7,352,465      4,182,029
International Equity.................................     4,634,148      2,534,064
Total Return Bond....................................   152,295,689    140,914,051

      The federal income tax basis and unrealized appreciation (depreciation) of each of the Funds' investments, excluding written options as of January 31, 2001, were as follows:

                                                Net
                                            Unrealized
                                           Appreciation            Gross Unrealized
Fund                         Basis        (Depreciation)     Appreciation    Depreciation
-----------------------   ------------    ---------------    ------------    ------------
Large Capitalization
  Growth...............   $248,040,320      $31,320,704      $ 47,770,829    $ 16,450,125
Large Capitalization
  Value................     40,669,307        2,812,788         4,847,715       2,034,927
Small Capitalization
  Growth...............     21,949,877          586,812         3,414,539       2,827,727
Small Capitalization
  Value................     17,102,474        2,689,276         3,423,993         734,717
International Equity...     22,645,484       (1,163,703)        1,237,277       2,400,980
Total Return Bond......     47,522,519          283,173           433,917         150,744

                                                                         113

       Target Funds
             Notes to Financial Statements (Unaudited) Cont'd.

      The following Funds will elect, for United States Federal income tax purposes, to treat net currency and capital losses incurred in the nine-month period ended July 31, 2000 as having been incurred in the following fiscal year.

                                                    Post October        Post October
                                                      Currency             Capital
                                                   Losses Deferred     Losses Deferred
                                                  Nine Month Period   Nine Month Period
                                                        Ended               Ended
                                                    July 31, 2000       July 31, 2000
                                                  -----------------   -----------------
Large Capitalization Growth Fund................       $    --           $ 7,219,400
International Equity............................        19,600                70,700
Total Return Bond Fund..........................        32,100               100,800

      The Total Return Bond Portfolio entered into interest rate swap agreements. Under the agreements the Fund receives the excess, if any, of a floating rate over a fixed rate. The Fund paid a transaction fee for the agreements. Details of the swaps at January 31, 2001 are as follows:

                 Notional
                 Amount         Fixed        Floating       Termination       Unrealized
Counterparty     (000)          Rate           Rate            Date          Depreciation
--------------   ---------     -------    --------------    -----------     ---------------
Goldman Sachs       $80        6.175%     6 month LIBOR         5/22/30         $(3,995)
J.P. Morgan          20        6.25%      6 month LIBOR         1/04/24            (654)
                                                                            ---------------
                                                                                $(4,649)
                                                                            ---------------
                                                                            ---------------

Note 5. Capital
The Funds offer Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 5% for each of the Funds except Class A shares of Total Return Bond Fund which are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share. Of the shares outstanding at January 31, 2001, Prudential owns 334,000 Class A shares of Total Return Bond Fund.

       Target Funds
             Notes to Financial Statements (Unaudited) Cont'd.

      Transactions in shares of beneficial interest during the six months ended January 31, 2001 were as follows:

                                                                         Shares
                                                                        Issued/
                                                                       Reacquired
                                        Shares                            Upon        Net Increase
                                      Issued in                        Conversion      (decrease)
                        Shares       Reinvestment        Shares           From         in Shares
Fund                     Sold        of Dividends      Reacquired       Class B       Outstanding
------------------    ----------     ------------     ------------     ----------     ------------
Shares
------------------
Large
  Capitalization
  Growth Fund
  Class A              1,350,360             --           (500,936)       169,436        1,018,860
  Class B              2,362,800             --           (469,835)      (170,648)       1,722,397
  Class C              2,116,161             --           (904,330)            --        1,211,831
Large
  Capitalization
  Value Fund
  Class A                250,076          9,485            (86,657)        10,017          182,921
  Class B                555,102         12,091            (96,748)       (10,092)         460,353
  Class C                364,750         11,532           (177,610)            --          198,672
Small
  Capitalization
  Growth Fund
  Class A                121,434         39,008            (56,630)        10,710          114,522
  Class B                218,814         77,968            (59,735)       (10,810)         226,237
  Class C                159,743         64,901            (94,244)            --          130,400
Small
  Capitalization
  Value Fund
  Class A                115,569         12,645            (38,307)         3,228           93,135
  Class B                193,878         19,611            (31,375)        (3,253)         178,861
  Class C                137,525         14,181            (39,245)            --          112,461
International
  Equity Fund
  Class A                183,918             --           (149,407)         3,633           38,144
  Class B                196,168             --            (74,748)        (3,662)         117,758
  Class C                139,036             --           (107,725)            --           31,311
Total Return Bond
  Fund
  Class A                383,611         26,657           (537,645)         7,605         (119,772)
  Class B                617,575         39,615           (122,485)        (7,605)         527,100
  Class C                191,212         18,782           (139,668)            --           70,326

       Target Funds
             Notes to Financial Statements (Unaudited) Cont'd.

                                                                              Shares        Net Increase
                                         Net Asset                           Issued/         (decrease)
                                           Value                            Reacquired         in Net
                                         of Shares                             Upon            Assets
                       Net Proceeds      Issued in          Cost of         Conversion       from Fund
                       from Shares      Reinvestment        Shares             From            Share
Fund                       Sold         of Dividends      Reacquired         Class B        Transactions
-------------------    ------------     ------------     -------------     ------------     ------------
Amount
-------------------
Large
  Capitalization
  Growth Fund
  Class A              $ 16,792,890       $     --       $  (6,162,909)    $  2,285,119     $ 12,915,100
  Class B                30,335,743             --          (5,769,500)      (2,285,119)      22,281,124
  Class C                27,124,909             --         (11,168,072)              --       15,956,837
Large
  Capitalization
  Value Fund
  Class A                 2,540,125         94,658            (868,035)         103,140        1,869,888
  Class B                 5,576,864        120,552            (978,153)        (103,140)       4,616,123
  Class C                 3,668,568        114,973          (1,780,851)              --        2,002,690
Small
  Capitalization
  Growth Fund
  Class A                 1,449,022        379,550            (698,015)         135,393        1,265,950
  Class B                 2,652,308        750,054            (675,075)        (135,393)       2,591,894
  Class C                 1,943,123        624,354          (1,062,817)              --        1,504,660
Small
  Capitalization
  Value Fund
  Class A                 1,365,871        141,367            (452,056)          38,778        1,093,960
  Class B                 2,247,519        217,092            (366,028)         (38,778)       2,059,805
  Class C                 1,601,051        156,984            (452,364)              --        1,305,671
International
  Equity Fund
  Class A                 1,736,532             --          (1,423,741)          34,474          347,265
  Class B                 1,846,314             --            (702,928)         (34,474)       1,108,912
  Class C                 1,312,876             --          (1,009,939)              --          302,937
Total Return Bond
  Fund
  Class A                 3,899,128        271,145          (5,418,340)          76,985       (1,171,082)
  Class B                 6,274,413        403,850          (1,246,768)         (76,985)       5,354,410
  Class C                 1,949,607        191,246          (1,415,375)              --          725,478

       Target Funds
             Notes to Financial Statements (Unaudited) Cont'd.

      Transactions in shares of beneficial interest during the period ended November 3, 1999 (commencement of operations) through July 31, 2000 were as follows:

                                                                         Shares
                                                                        Issued/
                                                                       Reacquired
                                        Shares                            Upon
                                      Issued in                        Conversion     Net Increase
                        Shares       Reinvestment        Shares           From         in Shares
Fund                     Sold        of Dividends      Reacquired       Class B       Outstanding
------------------    ----------     ------------     ------------     ----------     ------------
Shares
------------------
Large
  Capitalization
  Growth Fund
  Class A              4,450,664             --         (1,762,780)       210,231        2,898,115
  Class B              6,438,685             --           (445,235)      (211,029)       5,782,421
  Class C             11,894,580             --           (820,593)            --       11,073,987
Large
  Capitalization
  Value Fund
  Class A                949,085            930           (403,292)         5,911          552,634
  Class B              1,389,470          1,330           (154,469)        (5,932)       1,230,399
  Class C              1,782,911          2,265           (400,917)            --        1,384,259
Small
  Capitalization
  Growth Fund
  Class A                897,431             --           (537,134)         8,799          369,096
  Class B                737,708             --            (44,722)        (8,829)         684,157
  Class C                701,538             --            (91,467)            --          610,071
Small
  Capitalization
  Value Fund
  Class A                816,794             --           (472,425)         3,710          348,079
  Class B                534,302             --            (42,801)        (3,721)         487,780
  Class C                460,602             --            (65,807)            --          394,795
International
  Equity Fund
  Class A              1,576,885             --         (1,111,418)         5,166          470,633
  Class B                841,721             --           (127,305)        (5,188)         709,228
  Class C              1,052,347             --           (147,597)            --          904,750
Total Return Bond
  Fund
  Class A              1,874,379         37,524           (930,165)         6,284          988,022
  Class B              1,117,403         19,090           (155,944)        (6,284)         974,265
  Class C                812,573         16,547           (244,115)            --          585,005

                                                                         117

       Target Funds
             Notes to Financial Statements (Unaudited) Cont'd.

                                                                              Shares
                                         Net Asset                           Issued/        Net Increase
                                           Value                            Reacquired         in Net
                                         of Shares                             Upon            Assets
                       Net Proceeds      Issued in          Cost of         Conversion       from Fund
                       from Shares      Reinvestment        Shares             From            Share
Fund                       Sold         of Dividends      Reacquired         Class B        Transactions
-------------------    ------------     ------------     -------------     ------------     ------------
Amount
-------------------
Large
  Capitalization
  Growth Fund
  Class A              $ 49,385,097       $     --       $ (19,857,242)    $  2,845,914     $ 32,373,769
  Class B                71,707,297             --          (5,420,514)      (2,845,914)      63,440,869
  Class C               124,904,370             --         (10,395,036)              --      114,509,334
Large
  Capitalization
  Value Fund
  Class A                 9,189,979          8,830          (3,872,010)          55,601        5,382,400
  Class B                13,412,052         12,619          (1,432,316)         (55,601)      11,936,754
  Class C                17,537,266         21,498          (3,650,028)              --       13,908,736
Small
  Capitalization
  Growth Fund
  Class A                 9,546,394             --          (6,296,098)         116,159        3,366,455
  Class B                 8,443,129             --            (532,825)        (116,159)       7,794,145
  Class C                 7,588,989             --          (1,092,913)              --        6,496,076
Small
  Capitalization
  Value Fund
  Class A                 8,251,869             --          (4,948,450)          37,842        3,341,261
  Class B                 5,480,622             --            (444,194)         (37,842)       4,998,586
  Class C                 4,665,701             --            (681,874)              --        3,983,827
International
  Equity Fund
  Class A                16,095,501             --         (11,436,452)          52,176        4,711,225
  Class B                 8,470,898             --          (1,265,561)         (52,176)       7,153,161
  Class C                10,562,117             --          (1,486,201)              --        9,075,916
Total Return Bond
  Fund
  Class A                18,691,963        370,194          (9,198,517)          62,205        9,925,845
  Class B                11,109,119        188,477          (1,537,075)         (62,205)       9,698,316
  Class C                 8,107,484        163,269          (2,411,410)              --        5,859,343

Target Funds

   Getting the Most From Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential
Securities Financial Advisor or Pruco Securities registered representative. Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate.
Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

Target Funds

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.


STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Prudential Value Fund
Target Funds
  Large Capitalization Growth Fund
  Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
  Small Capitalization Growth Fund
  Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund
Target Funds
  International Equity Fund

Strategic Partners Series
Strategic Partners Focused Growth Fund
Strategic Partners New Era Growth Fund

BALANCED/ALLOCATION FUNDS
Prudential Diversified Funds
  Conservative Growth Fund
  Moderate Growth Fund
  High Growth Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund
             www.prudential.com  (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
  Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
  Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
Prudential Municipal Series Fund
  Florida Series
  New Jersey Series
  New York Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Prudential Special Money Market Fund, Inc.
  Money Market Series

Tax-Free Money Market Funds
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  New Jersey Money Market Series
  New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
COMMAND Government Fund
COMMAND Money Fund
COMMAND Tax-Free Fund

Target Funds

    Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem.
We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs):
Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches.
These instruments are sensitive to changes in interest rates and homeowner refinancing activity.
They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.
Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

           www.prudential.com  (800) 225-1852

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold
(converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S. dollars.

Target Funds

    FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Trustees
Eugene C. Dorsey
Saul K. Fenster
Robert F. Gunia
Maurice F. Holmes
Robert E. LaBlanc
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
David R. Odenath, Jr.
Stephen Stoneburn
Joseph Weber
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
George P. Attisano, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments
   Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Advisers
Chase Fleming Asset Management USA
320 Park Avenue
New York, NY 10022
Columbus Circle Investors
Metro Center, One Station Plaza
Stamford, CT 06902

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10172

J.P. Morgan Investment Management, Inc.
522 Fifth Avenue
New York, NY 10036

Lazard Asset Management
30 Rockefeller Plaza
New York, NY 10112

Mercury Advisors
725 S. Figueroa Street, Suite 4000
Los Angeles, CA 90017

Oak Associates, Ltd.
3875 Embassy Parkway, Suite 250
Akron, OH 44333

Pacific Investment Management Company
840 Newport Center Drive
Newport Beach, CA 92660

Sawgrass Asset Management, LLC
4337 Pablo Oaks Court
Jacksonville, FL 32224
         www.prudential.com  (800) 225-1852

Distributor
Prudential Investment
   Management Services LLC
Three Gateway Center, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower, 321 North Clark Street
Chicago, IL 60610-4795


Fund Symbols                                            Class A             Class B         Class C
Target Large Capitalization Growth Fund   CUSIP        87612T103           87612T202       87612T301
                                         NASDAQ           N/A                TBDBX           TBDCX

Target Large Capitalization Value Fund    CUSIP        87612T400           87612T509       87612T608
                                         NASDAQ           N/A                 N/A             N/A

Target Small Capitalization Growth Fund   CUSIP        87612T707           87612T806       87612T814
                                         NASDAQ           N/A                 N/A             N/A

Target Small Capitalization Value Fund    CUSIP        87612T822           87612T830       87612T848
                                         NASDAQ           N/A                 N/A             N/A

Target International Equity Fund          CUSIP        87612T855           87612T863       87612T871
                                         NASDAQ           N/A                 N/A             N/A

Target Total Return Bond Fund             CUSIP        87612T889           87612T780       87612T798
                                         NASDAQ           N/A                 N/A             N/A

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of January 31, 2001, were not audited and, accordingly, no opinion is expressed on them.

(ICON) Printed on Recycled Paper

(LOGO)

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852


 BULK RATE
U.S. POSTAGE
   PAID
Permit 6807
New York, NY

MF189E2

Class A    Class B    Class C
87612T103  87612T202  87612T301
87612T400  87612T509  87612T608
87612T707  87612T806  87612T814
87612T822  87612T830  87612T848
87612T855  87612T863  87612T871
87612T889  87612T780  87612T798

(ICON) Printed on Recycled Paper